UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22312

ACAP Strategic Fund
(Exact name of registrant as specified in charter)

350 Madison Avenue, 20th Floor
New York, New York 10017
(Address of principal executive offices) (Zip code)

SilverBay Capital Management LLC
350 Madison Avenue, 20th Floor
New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-716-6840

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ACAP STRATEGIC FUND
350 Madison Avenue, 20th Floor
New York, New York 10017

November 20, 2020

Re:     ACAP Strategic Fund (the “Fund”) — Annual Report to Shareholders

Dear Investor:

Please find enclosed the Fund’s Annual Report to Shareholders. We also enclose copies of the Privacy Policy for the Fund and its investment adviser.

Please note that a copy of the Fund’s prospectus may be obtained by contacting your financial advisor.

We appreciate your continued investment and look forward to a long and mutually beneficial relationship.

Very truly yours,

ACAP STRATEGIC FUND

Annual Report of

ACAP Strategic Fund

Financial Statements
with Report of Independent Registered Public Accounting Firm

For the Year Ended September 30, 2020

ACAP Strategic Fund

Financial Statements

For the Year Ended September 30, 2020

Contents

Report of Independent Registered Public Accounting Firm	1
Statement of Assets and Liabilities	2
Schedule of Investments	3
Schedule of Purchased Options	10
Schedule of Securities Sold, Not Yet Purchased	14
Schedule of Written Options	21
Schedule of Swap Contracts	23
Statement of Operations	31
Statement of Changes in Net Assets	32
Statement of Cash Flows	33
Notes to Financial Statements	35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Grant Thornton LLP
Two Commerce Square
2001 Market Street, Suite 700
Philadelphia, PA 19103

D +1 215 561 4200
F +1 215 561 1066

Board of Trustees and Shareholders
ACAP Strategic Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of ACAP Strategic Fund (a Delaware statutory trust) (the “Fund”) including the schedules of investments, purchased options, securities sold, not yet purchased, written options, and swap contracts as of September 30, 2020, the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2009.

Philadelphia, Pennsylvania
November 20, 2020

Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

ACAP STRATEGIC FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2020
Assets
Investments in securities of unaffiliated issuers, at fair value (cost $6,703,245,509)	$10,504,430,500
Purchased options, at fair value (cost $847,321,073)	800,958,300
Receivable for investment securities sold	448,688,468
Deposits at brokers for securities sold, not yet purchased	424,603,350
Unrealized appreciation on total return swap contracts	309,796,317
Cash collateral received for total return swap contracts (restricted)	283,660,000
Cash and cash equivalents (including restricted cash of $3,295,328, Euros of $292,150, with a cost of $298,060, Hong Kong Dollars of $15,143,970, with a cost of $15,143,775, and Japanese Yen of $15,791,123, with a cost of $15,684,544)	112,492,075
Due from brokers (including Canadian Dollars of $3,842,489, with a cost of $3,646,222, and Japanese Yen of $9,614,045, with a cost of $9,482,839)	13,456,535
Variation margin receivable	6,208,393
Dividends receivable	2,841,586
Interest receivable	1,580,412
Other assets	175,923
Total assets	12,908,891,859
Liabilities
Securities sold, not yet purchased, at fair value (proceeds $2,435,322,247)	2,256,808,862
Accrued incentive fees	596,172,467
Payable for investment securities purchased	445,254,066
Due to brokers (including Hong Kong Dollars of $1,057,775, with a cost of $1,057,775)	347,478,017
Withdrawals payable	58,648,522
Written options, at fair value (premiums received $35,779,203)	43,821,050
Unrealized depreciation on total return swap contracts	19,927,924
Management fees payable	11,142,943
Stock loan fee payable	4,520,905
Distribution and shareholders servicing fees payable	4,401,575
Dividends payable on securities sold, not yet purchased	3,474,329
Administration fees payable	1,179,777
Professional fees payable	258,179
Miscellaneous expenses payable	1,279,950
Total liabilities	3,794,368,566
Net Assets	$9,114,523,293
Net assets
Represented by:
Shares of beneficial interest at $0.001 par value; unlimited shares authorized	$383,206
Additional paid-in-capital	5,236,906,607
Total distributable earnings	3,877,233,480
Net Assets	$9,114,523,293

	Shares issued and outstanding	Net Asset Value per share	Net Assets
Class A	282,306,893	$25.49	$7,195,574,075
Class W	100,899,356	$19.02	$1,918,949,218

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS

		September 30, 2020
Shares		Fair Value
	Investments in Securities—115.25%
	Common Stocks—111.25%
	Argentina—2.64%
	E-Commerce / Services—2.64%
222,524	MercadoLibre Inc *	$240,877,780
	Total Argentina (cost $119,043,296)	$240,877,780

	Brazil—0.84%
	Investment Management / Advisory Services—0.84%
1,833,515	XP Inc, Class A *	76,439,240
	Total Brazil (cost $51,817,213)	$76,439,240

	Canada—1.98%
	Internet Application Software—1.66%
148,594	Shopify Inc, Class A *	152,007,204
	Retail - Restaurants—0.32%
503,221	Restaurant Brands International Inc	28,940,240
	Total Canada (cost $97,109,571)	$180,947,444

	China—10.44%
	Computer Software—0.95%
23,067,903	Ming Yuan Cloud Group Holdings Ltd *	86,318,605
	E-Commerce / Products—4.20%
587,064	Alibaba Group Holding Ltd ADR * (a)	172,585,075
2,712,867	JD.com Inc ADR *	210,545,608
		383,130,683
	E-Commerce / Services—0.38%
1,116,382	Trip.com Group Ltd ADR *	34,764,135
	Entertainment Software—1.26%
1,941,454	Bilibili Inc ADR *	80,764,486
75,374	NetEase Inc ADR	34,270,297
		115,034,783
	Internet Content - Entertainment—0.59%
662,049	JOYY Inc ADR	53,407,493
	Internet Content - Information / Networks—1.70%
2,353,500	Tencent Holdings Ltd	155,331,000
	Medical - Biomedical / Genetics—0.00%
7,840	Everest Medicines Ltd *	55,639
	Schools—1.36%
826,401	New Oriental Education & Technology Group Inc ADR *	123,546,950
	Total China (cost $605,126,423)	$951,589,288

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

		September 30, 2020
Shares		Fair Value
	Common Stocks (continued)
	France—2.24%
	Aerospace / Defense - Equipment—2.02%
1,187,236	Airbus SE	$86,414,617
984,053	Safran SA	97,439,517
		183,854,134
	Entertainment Software—0.22%
227,371	UBISOFT Entertainment SA *	20,546,246
	Total France (cost $258,057,910)	$204,400,380

	Germany—1.71%
	Aerospace / Defense—0.68%
369,916	MTU Aero Engines AG	61,597,044
	Athletic Footwear—1.03%
291,093	adidas AG	94,246,792
	Total Germany (cost $149,225,376)	$155,843,836

	Hong Kong—1.98%
	E-Commerce / Products—1.98%
5,772,800	Meituan Dianping, Class B *	180,111,360
	Total Hong Kong (cost $58,949,029)	$180,111,360

	Israel—0.53%
	Applications Software—0.53%
565,558	JFrog Ltd *	47,874,485
	Total Israel (cost $32,180,173)	$47,874,485

	Japan—4.61%
	Audio / Video Products—1.77%
2,125,300	Sony Corp.	161,758,833
	Finance - Other Services—0.94%
3,068,738	Japan Exchange Group Inc.	85,434,969
	Metal Products - Distribution—0.19%
614,773	MISUMI Group Inc.	17,098,065
	Web Portals / ISP—1.71%
23,584,845	Z Holdings Corp.	156,219,148
	Total Japan (cost $252,209,660)	$420,511,015

	Netherlands—1.51%
	Semiconductor Components - Integrated Circuits—0.29%
208,969	NXP Semiconductors NV	26,081,421
	Semiconductor Equipment—1.22%
302,094	ASML Holding NV	111,554,251
	Total Netherlands (cost $95,187,937)	$137,635,672

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

		September 30, 2020
Shares		Fair Value
	Common Stocks (continued)
	Singapore — 2.15%
	Entertainment Software—2.15%
1,271,128	Sea Ltd ADR *	$195,804,557
	Total Singapore (cost $31,285,706)	$195,804,557

	Taiwan—1.21%
	Semiconductor Components - Integrated Circuits—1.21%
1,362,116	Taiwan Semiconductor Manufacturing Co Ltd ADR	110,426,744
	Total Taiwan (cost $70,928,076)	$110,426,744

	United States—79.41%
	Aerospace / Defense—2.00%
145,718	Northrop Grumman Corp	45,972,572
362,754	Raytheon Technologies Corp	20,872,865
242,860	TransDigm Group Inc (a)	115,387,643
		182,233,080
	Applications Software—7.71%
1,184,206	Five9 Inc *	153,567,834
1,732,645	Microsoft Corp (a)	364,427,223
582,381	PCT Inc *	48,174,556
187,436	ServiceNow Inc *	90,906,460
915,308	Smartsheet Inc, Class A *	45,234,521
		702,310,594
	Building Products - Cement / Aggregate—0.94%
129,349	Martin Marietta Materials Inc (a)	30,443,581
407,744	Vulcan Materials Co (a)	55,265,622
		85,709,203
	Coatings / Paint—0.45%
59,193	Sherwin-Williams Co	41,242,131
	Commercial Services - Finance—4.00%
1,106,750	Avalara Inc *	140,933,545
734,702	Global Payments Inc (a)	130,468,381
132,003	S&P Global Inc.	47,600,282
545,072	TransUnion (a)	45,856,907
		364,859,115
	Commercial Services—2.23%
193,059	Cintas Corp (a)	64,255,827
163,506	CoStar Group Inc *	138,736,476
		202,992,303
	Communications Software— 4.64%
1,538,537	RingCentral Inc, Class A *	422,497,646

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

		September 30, 2020
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Computer Aided Design—8.11%
361,669	Altair Engineering Inc, Class A * (a)	$15,182,865
207,181	ANSYS Inc *	67,795,839
735,708	Aspen Technology Inc * (a)	93,133,276
267,414	Autodesk Inc *	61,775,308
2,344,453	Cadence Design Systems Inc * (a)	249,989,023
1,173,401	Synopsys Inc *	251,084,346
		738,960,657
	Computer Services—0.17%
467,661	Parsons Corp * (a)	15,685,350

	Computer Software—1.50%
67,290	Datadog Inc, Class A *	6,874,346
526,323	Twilio Inc, Class A *	130,049,150
		136,923,496
	Computers—2.29%
1,802,021	Apple Inc	208,692,052
	Data Processing / Management—0.68%
422,057	Fidelity National Information Services Inc	62,131,011
	E-Commerce / Products—3.89%
112,697	Amazon.com Inc * (a)	354,852,425
	Electronic Components - Semiconductors—0.88%
159,367	Microchip Technology Inc	16,376,553
468,969	Micron Technology Inc *	22,022,784
399,384	Xilinx Inc	41,631,788
		80,031,125
	Enterprise Software / Services—5.99%
658,300	Alteryx Inc, Class A * (a)	74,749,965
576,702	Ceridian HCM Holding Inc *	47,664,420
651,266	Coupa Software Inc *	178,603,188
560,243	salesforce.com Inc *	140,800,271
66,671	Snowflake Inc, Class A *	16,734,421
1,441,844	SS&C Technologies Holdings Inc	87,260,399
		545,812,664
	Entertainment Software—1.90%
1,431,519	Activision Blizzard Inc (a)	115,881,463
207,738	Electronic Arts Inc * (a)	27,091,113
69,954	Take-Two Interactive Software Inc *	11,557,800
212,956	Unity Software Inc *	18,586,800
		173,117,176
	Finance - Credit Card—2.14%
305,787	MasterCard Inc, Class A (a)	103,407,990
457,916	Visa Inc, Class A (a)	91,569,463
		194,977,453

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

		September 30, 2020
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Finance - Investment Banker / Broker—0.42%
658,517	Tradeweb Markets Inc, Class A	$38,193,986
	Finance - Other Services—2.14%
282,369	CME Group Inc (a)	47,243,157
1,473,888	Intercontinental Exchange Inc (a)	147,462,494
		194,705,651
	Human Resources—0.46%
260,378	Paylocity Holding Corp * (a)	42,030,217
	Internet Application Software—1.32%
564,929	Okta Inc * (a)	120,810,067
	Internet Content - Entertainment—5.21%
1,314,995	Facebook Inc, Class A * (a)	344,397,191
3,148,397	Pinterest Inc, Class A *	130,689,959
		475,087,150
	Medical - Biomedical / Genetics—4.48%
697,667	Acceleron Pharma Inc * (a)	78,508,468
982,533	Akero Therapeutics Inc *	30,252,191
196,632	Alnylam Pharmaceuticals Inc * (a)	28,629,619
310,164	Applied Therapeutics Inc *	6,439,005
229,747	Arcus Biosciences Inc *	3,937,864
713,275	Arena Pharmaceuticals Inc *	53,345,837
382,045	Avidity Biosciences Inc *	10,754,567
213,102	Beam Therapeutics Inc *	5,246,571
404,664	Blueprint Medicines Corp *	37,512,353
289,157	Deciphera Pharmaceuticals Inc *	14,833,754
412,062	IGM Biosciences Inc *	30,414,296
867,277	Karyopharm Therapeutics Inc *	12,662,244
678,404	Mersana Therapeutics Inc *	12,631,882
193,769	Turning Point Therapeutics Inc *	16,927,660
807,128	Ultragenyx Pharmaceutical Inc * (a)	66,337,850
		408,434,161
	Medical - Drugs—0.63%
493,457	Allovir Inc *	13,570,068
136,049	ORIC Pharmaceuticals Inc *	3,402,585
208,932	PMV Pharmaceuticals Inc *	7,417,086
1,224,359	TG Therapeutics Inc *	32,763,847
		57,153,586
	Medical - Outpatient / Home Medical—0.12%
358,271	American Well Corp, Class A *	10,619,152
	REITS - Diversified—3.09%
529,357	American Tower Corp (a)	127,961,468
202,011	Equinix Inc (a)	153,554,621
		281,516,089

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

		September 30, 2020
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Retail - Building Products—1.10%
607,651	Lowe's Cos Inc	$100,784,995
	Retail - Discount—0.60%
260,406	Dollar General Corp	54,586,306
	Retail - Major Department Stores—1.50%
2,456,640	TJX Cos Inc	136,712,016
	Retail - Restaurants—2.88%
155,064	Chipotle Mexican Grill Inc *	192,854,647
763,333	Yum! Brands Inc (a)	69,692,303
		262,546,950
	Semiconductor Components - Integrated Circuits—1.27%
994,289	Analog Devices Inc (a)	116,073,298
	Semiconductor Equipment—4.67%
532,488	Applied Materials Inc (a)	31,656,412
837,772	KLA Corp (a)	162,309,947
380,820	Lam Research Corp (a)	126,337,035
1,323,882	Teradyne Inc (a)	105,195,659
		425,499,053

	Total United States (cost $4,517,936,598)	$7,237,780,158
	Total Common Stock (cost $6,339,056,968)	$10,140,241,959

	Short-Term Securities—4.00%
	United States— 4.00%
	Dreyfus Treasury & Agency Cash Management, Institutional
364,188,541	Shares, 0.01% (a) (b)	$364,188,541
	Total United States (cost $364,188,541)	$364,188,541
	Total Short-Term Securities (cost $364,188,541)	$364,188,541
	Total Investments in Securities (cost $6,703,245,509) - 115.25%	$10,504,430,500
	Other Liabilities in Excess of Assets - (15.25%)	$(1,389,907,207)
	Net Assets - 100.00%	$9,114,523,293

(a)	Partially or wholly held in a pledged account at the Custodian as collateral for securities sold, not yet purchased.

(b)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2020. $354,286,991 is pledged in a collateral account by the Custodian for Total Return Swap Contracts.

*	Non-income producing security.

ADR	American Depositary Receipt

REITS	Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (concluded)

September 30, 2020
Percentage of
Investments in Securities – By Industry	Net Assets (%)
Aerospace / Defense – Equipment	2.02
Aerospace / Defense	2.68
Applications Software	8.24
Athletic Footwear	1.03
Audio / Video Products	1.77
Building Products – Cement /
Aggregate	0.94
Coatings / Paint	0.45
Commercial Services – Finance	4.00
Commercial Services	2.23
Communications Software	4.64
Computer Aided Design	8.11
Computer Services	0.17
Computer Software	2.45
Computers	2.29
Data Processing / Management	0.68
E-Commerce / Products	10.07
E-Commerce / Services	3.02
Electronic Components –
Semiconductors	0.88
Enterprise Software / Services	5.99
Entertainment Software	5.53
Finance - Credit Card	2.14
Finance – Investment
Banker / Broker	0.42
Finance – Other Services	3.08
Human Resources	0.46
Internet Application Software	2.98
Internet Content - Entertainment	5.80
Internet Content - Information /
Networks	1.70
Investment Management /
Advisory Services	0.84
Medical – Biomedical / Genetics	4.48
Medical – Drugs	0.63
Medical – Outpatient / Home
Medical	0.12
Metal Products - Distribution	0.19
REITS – Diversified	3.09
Retail – Building Products	1.10
Retail – Discount	0.60
Retail – Major Department Stores	1.50
Retail – Restaurants	3.20
Schools	1.36
Semiconductor Components -
Integrated Circuits	2.77
Semiconductor Equipment	5.89
Short-Term Securities	4.00
Web Portals / ISP	1.71
Total Investments in Securities	115.25%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF PURCHASED OPTIONS

Notional			September 30, 2020
Amount (USD)	Contracts		Fair Value
		Purchased Options—8.79%
		Equity Options—8.62%
		Equity Call Options—4.52%
		Australia—0.17%
		Enterprise Software / Services—0.17%
$63,750,000	4,250	Atlassian Corp PLC, 12/18/2020, $150.00	$15,555,000
		Total Australia (cost $16,159,119)	$15,555,000
		Canada—0.18%
		Internet Application Software—0.18%
18,984,000	226	Shopify Inc, Class A, 1/15/2021, $840.00	5,220,600
35,916,000	438	Shopify Inc, Class A, 2/19/2021, $820.00	11,405,520
		Total Canada (cost $13,936,260)	$16,626,120
		United States—4.17%
		Advertising Services—0.49%
74,448,000	2,256	Trade Desk Inc, Class A, 1/15/2021, $330.00	44,262,720
		Airlines—0.01%
13,152,000	8,768	American Airlines Group Inc, 11/20/2020, $15.00	692,672
		Automobile - Cars / Light Trucks—0.13%
22,624,700	32,321	Ford Motor Co, 1/15/2021, $7.00	1,842,297
63,795,000	63,795	Ford Motor Co, 1/15/2021, $10.00	382,770
112,700,000	2,254	Tesla Inc, 12/18/2020, $500.00	9,613,310
			11,838,377
		Cosmetics & Toiletries—0.27%
148,896,000	12,408	Procter & Gamble Co, 1/15/2021, $120.00	24,629,880
		Cruise Lines—0.02%
8,948,000	4,474	Carnival Corp, 1/15/2021, $20.00	630,834
13,534,000	6,767	Carnival Corp, 4/16/2021, $20.00	1,603,779
			2,234,613
		Data Processing / Management—0.15%
39,424,000	2,464	DocuSign Inc, 12/18/2020, $160.00	14,660,800
		Diversified Manufacturing Operations—0.02%
30,152,500	43,075	General Electric Co, 12/18/2020, $7.00	1,421,475
		Electronic Forms—0.41%
72,160,000	1,804	Adobe Inc, 12/18/2020, $400.00	17,733,320
94,752,000	2,256	Adobe Inc, 1/15/2021, $420.00	19,491,840
			37,225,160
		Growth & Income - Large Cap—1.72%
1,426,331,200	41,584	SPDR S&P 500 ETF Trust, 2/19/2021, $343.00	65,577,968
1,903,661,600	55,339	SPDR S&P 500 ETF Trust, 3/19/2021, $344.00	90,811,299
			156,389,267
		Hotels & Motels—0.17%
59,973,750	8,885	Hilton Worldwide Holdings Inc, 10/16/2020, $67.50	15,548,750

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF PURCHASED OPTIONS (continued)

Notional			September 30, 2020
Amount (USD)	Contracts		Fair Value
		Equity Call Options (continued)
		United States (continued)
		Internet Content - Entertainment—0.57%
$67,628,000	3,074	Facebook Inc, Class A, 1/15/2021, $220.00	$15,247,040
87,984,000	2,256	Netflix Inc, 1/15/2021, $390.00	27,703,680
25,398,400	7,937	Pinterest Inc, Class A, 12/18/2020, $32.00	8,691,015
			51,641,735
		Web Portals / ISP—0.21%
60,210,000	446	Alphabet Inc, Class A, 11/20/2020, $1,350.00	6,810,420
130,800,000	872	Alphabet Inc, Class A, 11/20/2020, $1,500.00	5,824,960
43,680,000	336	Alphabet Inc, Class A, 12/18/2020, $1,300.00	6,602,400
			19,237,780
		Total United States (cost $377,240,486)	$379,783,229
		Total Equity Call Options (cost $407,335,865)	$411,964,349

		Equity Put Options—4.10%
		China—0.01%
		Internet Content - Entertainment—0.01%
$8,812,000	2,203	Weibo Corp ADR, 1/15/2021, $40.00	1,299,770
		Total China (cost $1,830,772)	$1,299,770
		United States — 4.09%
		Growth & Income - Large Cap—2.44%
2,210,083,000	71,293	SPDR S&P 500 ETF Trust, 1/15/2021, $310.00	84,339,619
2,878,540,000	99,260	SPDR S&P 500 ETF Trust, 3/19/2021, $290.00	110,774,160
684,302,000	23,435	SPDR S&P 500 ETF Trust, 3/19/2021, $292.00	27,161,165
			222,274,944
		Sector Fund - Technology—1.65%
563,394,600	22,446	Invesco QQQ Trust Series 1, 3/19/2021, $251.00	31,469,292
1,993,207,500	78,165	Invesco QQQ Trust Series 1, 3/19/2021, $255.00	118,888,965
			150,358,257
		Total United States (cost $418,628,746)	$372,633,201
		Total Equity Put Options (cost $420,459,518)	$373,932,971
		Total Equity Options (cost $827,795,383)	$785,897,320

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF PURCHASED OPTIONS (continued)

Notional				September 30, 2020
Amount (USD)	Contracts			Fair Value
		Currency Put Options—0.17%
		United States—0.17%
		Currency—0.17%

			Counterparty
		USD / BRL,	Morgan Stanley &
$541,946,517	541,946,517	12/14/2020, $5.85	Co., Inc.	$14,499,802
		USD / CNH,	Merrill Lynch Professional
88,309,331	88,309,331	12/18/2020, $7.35	Clearing Corp	105,923
		USD / CNH,	Morgan Stanley &
379,553,481	379,553,481	12/18/2020, $7.35	Co., Inc.	455,255
		Total United States (cost $19,525,690)		$15,060,980
		Total Currency Put Options (cost $19,525,690)		$15,060,980
		Total Purchased Options (cost $847,321,073)		$800,958,300

ADR	American Depositary Receipt
BRL	Brazilian Real
CNH	Chinese Renminbi Yuan
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipts
USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF PURCHASED OPTIONS (concluded)

September 30, 2020
Percentage of Net
Purchased Options – By Industry	Assets (%)
Advertising Services	0.49
Airlines	0.01
Automobile – Cars / Light Trucks	0.13
Cosmetics & Toiletries	0.27
Cruise Lines	0.02
Currency	0.17
Data Processing / Management	0.15
Diversified Manufacturing
Operations	0.02
Electronic Forms	0.41
Enterprise Software / Services	0.17
Growth & Income – Large Cap	4.16
Hotels & Motels	0.17
Internet Application Software	0.18
Internet Content – Entertainment	0.58
Sector Fund – Technology	1.65
Web Portals / ISP	0.21
Total Purchased Options	8.79%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED

		September 30, 2020
Shares		Fair Value
	Securities Sold, Not Yet Purchased—24.76%
	Common Stocks—24.76%
	Brazil – 0.86%
	Commercial Services - Finance—0.18%
312,549	StoneCo Ltd	$16,530,717
	Finance - Credit Card—0.68%
1,642,780	Pagseguro Digital Ltd, Class A	61,949,234
	Total Brazil (proceeds $67,600,760)	$78,479,951

	Canada—0.50%
	Commercial Banks Non-US—0.35%
432,500	Canadian Imperial Bank of Commerce	32,226,633
	Medical - Drugs—0.15%
923,657	Canopy Growth Corp	13,224,703
	Total Canada (proceeds $65,288,315)	$45,451,336

	China—1.02%
	E-Commerce / Products—0.29%
451,000	China Literature Ltd	3,372,316
315,745	Pinduoduo Inc ADR	23,412,492
		26,784,808
	Educational Software—0.08%
83,447	GSX Techedu Inc ADR	7,519,409
	Entertainment Software—0.12%
446,930	HUYA Inc ADR	10,703,974
	Internet Content - Information / Networks—0.32%
1,775,414	Tencent Music Entertainment Group ADR	26,222,865
89,088	Weibo Corp ADR	3,245,476
		29,468,341
	Metal - Aluminum—0.01%
6,610,800	China Zhongwang Holdings Ltd	1,117,438
	Web Hosting / Design—0.20%
544,598	Baozun Inc ADR	17,693,989
	Total China (proceeds $93,874,904)	$93,287,959

	France—0.21%
	Advertising Services—0.16%
439,476	Publicis Groupe SA	14,213,395
	REITS - Diversified—0.05%
315,744	Klepierre SA	4,437,533
	Total France (proceeds $31,253,469)	$18,650,928

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

		September 30, 2020
Shares		Fair Value
	Common Stocks (continued)
	Germany—0.89%
	Automobile - Cars / Light Trucks—0.89%
357,784	Bayerische Motoren Werke AG	$26,008,240
1,023,294	Daimler AG	55,240,421
	Total Germany (proceeds $69,919,318)	$81,248,661

	Hong Kong—1.14%
	Commercial Banks Non-US—0.43%
2,690,900	Hang Seng Bank Ltd	39,616,992
	Electric - Integrated—0.27%
546,000	CLP Holdings Ltd	5,072,516
3,715,100	Power Assets Holdings Ltd	19,462,330
		24,534,846
	Gas - Distribution—0.20%
12,586,557	Hong Kong & China Gas Co Ltd	18,027,198
	Real Estate Operations / Development—0.24%
1,732,500	Sun Hung Kai Properties Ltd	22,086,581
	Total Hong Kong (proceeds $124,512,978)	$104,265,617

	Israel—0.65%
	Computer Data Security—0.65%
489,404	Check Point Software Technologies Ltd	58,894,877
	Total Israel (proceeds $58,154,432)	$58,894,877

	Japan—0.96%
	Advertising Services—0.08%
251,000	Dentsu Group Inc	7,361,366
	Electric - Integrated—0.06%
452,000	Chubu Electric Power Co Inc	5,486,705
	Gas - Distribution—0.11%
426,900	Tokyo Gas Co Ltd	9,732,980
	Office Automation & Equipment—0.03%
278,700	Seiko Epson Corp	3,182,351
	Semiconductor Equipment—0.68%
238,100	Tokyo Electron Ltd	61,662,778
	Total Japan (proceeds $79,002,841)	$87,426,180

	United Kingdom—0.05%
	Diversified Banking Institutions—0.05%
1,289,729	HSBC Holdings PLC	4,959,216
	Total United Kingdom (proceeds $9,269,284)	$4,959,216

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

		September 30, 2020
Shares		Fair Value
	Common Stocks (continued)
	United States—18.48%
	Advertising Agencies—0.30%
443,256	Interpublic Group of Cos Inc	$7,389,078
403,125	Omnicom Group Inc	19,954,688
		27,343,766
	Advertising Services—0.69%
121,787	Trade Desk Inc, Class A	63,180,660
	Airlines—0.25%
1,840,166	American Airlines Group Inc	22,615,640
	Apparel Manufacturers—0.33%
1,633,373	Hanesbrands Inc	25,725,625
303,548	Tapestry Inc	4,744,455
		30,470,080
	Automobile - Cars / Light Trucks—1.01%
2,249,975	Ford Motor Co	14,984,834
180,425	Tesla Inc	77,404,129
		92,388,963
	Commercial Services - Finance—0.10%
564,620	H&R Block Inc	9,197,660
	Computer Data Security—1.03%
372,127	Fortinet Inc	43,840,282
287,541	Qualys Inc	28,181,893
156,835	Zscaler Inc	22,065,116
		94,087,291
	Computer Software—0.37%
879,572	Slack Technologies Inc, Class A	23,625,304
427,658	Teradata Corp	9,707,837
		33,333,141
	Cosmetics & Toiletries—1.33%
872,868	Procter & Gamble Co	121,319,923
	Cruise Lines—0.19%
1,147,257	Carnival Corp	17,415,361
	Diversified Banking Institutions—0.23%
882,280	Bank of America Corp	21,254,125
	Diversified Manufacturing Operations—0.12%
1,722,667	General Electric Co	10,732,215
	E-Commerce / Services—0.07%
233,436	Cargurus Inc	5,049,221
74,702	TripAdvisor Inc	1,463,412
		6,512,633
	Electronic Components - Semiconductors—0.53%
341,023	Texas Instruments Inc	48,694,674

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

		September 30, 2020
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Enterprise Software / Services—0.87%
258,568	Appian Corp	$16,742,278
301,805	Blackline Inc	27,050,782
506,360	New Relic Inc	28,538,450
129,284	Workiva Inc	7,208,876
		79,540,386
	Finance - Credit Card—0.34%
1,462,030	Western Union Co	31,331,303
	Footwear & Related Apparel—0.06%
208,573	Wolverine World Wide Inc	5,389,526
	Health & Biotechnology—0.72%
482,638	iShares Nasdaq Biotechnology ETF	65,354,012
	Human Resources—0.11%
185,565	Robert Half International Inc	9,823,811
	Internet Content - Entertainment—1.04%
189,446	Netflix Inc	94,728,683
	Internet Security—0.55%
202,979	Palo Alto Networks Inc	49,679,110
	Investment Management / Advisory Services—0.51%
1,046,345	Franklin Resources Inc	21,293,121
578,602	Invesco Ltd	6,601,849
110,025	T Rowe Price Group Inc	14,107,406
306,862	Waddell & Reed Financial Inc, Class A	4,556,901
		46,559,277
	Motorcycle / Motor Scooter—0.19%
707,992	Harley-Davidson Inc	17,374,124
	Real Estate Management / Services—0.09%
890,946	Realogy Holdings Corp	8,410,530
	REITS - Apartments—0.14%
243,575	Equity Residential	12,502,705
	REITS - Health Care—0.75%
380,651	Healthpeak Properties Inc	10,334,675
482,212	Omega Healthcare Investors Inc	14,437,427
557,647	Ventas Inc	23,398,868
358,594	Welltower Inc	19,754,943
		67,925,913

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

		September 30, 2020
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	REITS - Office Property—1.33%
356,965	Boston Properties Inc.	$28,664,290
564,213	Brandywine Realty Trust	5,833,962
462,370	Douglas Emmett Inc.	11,605,487
363,850	Hudson Pacific Properties Inc.	7,979,231
357,863	Kilroy Realty Corp.	18,594,561
356,398	Mack-Cali Realty Corp.	4,497,743
340,743	SL Green Realty Corp.	15,800,253
850,313	Vornado Realty Trust	28,664,051
		121,639,578
	REITS - Regional Malls—0.22%
314,294	Simon Property Group Inc.	20,328,536
	REITS - Shopping Centers—0.33%
219,187	Brixmor Property Group Inc.	2,562,296
188,193	Federal Realty Investment Trust	13,820,894
917,213	Kimco Realty Corp.	10,327,818
57,415	Regency Centers Corp.	2,182,918
130,203	Urban Edge Properties	1,265,573
		30,159,499
	REITS - Storage—0.35%
117,276	Extra Space Storage Inc.	12,547,359
87,783	Public Storage	19,551,030
		32,098,389
	Rental Auto / Equipment—0.04%
153,431	Avis Budget Group Inc.	4,038,304
	Retail - Apparel / Shoes—0.46%
599,897	Abercrombie & Fitch Co, Class A	8,356,565
36,468	Ascena Retail Group Inc.	11,305
354,437	Chico’s FAS Inc.	344,690
97,671	Children’s Place Inc.	2,768,973
74,425	Foot Locker Inc.	2,458,258
1,626,543	Gap Inc.	27,700,027
427,287	Tailored Brands Inc.	43,156
		41,682,974
	Retail - Arts & Crafts—0.08%
700,556	Michaels Cos Inc.	6,763,868
	Retail - Bedding—0.03%
188,245	Bed Bath & Beyond Inc.	2,819,910
	Retail - Home Furnishings—0.08%
212,836	La-Z-Boy Inc.	6,732,003
	Retail - Major Department Stores—0.20%
1,496,135	Nordstrom Inc.	17,833,929

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

		September 30, 2020
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Retail - Miscellaneous / Diversified—0.11%
1,103,420	Sally Beauty Holdings Inc.	$9,588,720
	Retail - Regional Department Stores—0.50%
211,359	Dillard’s Inc, Class A	7,718,831
1,490,676	Kohl’s Corp.	27,622,226
1,790,877	Macy’s Inc.	10,207,999
		45,549,056
	Retail - Restaurants—0.10%
335,326	Cheesecake Factory Inc.	9,301,943
	Sector Fund - Energy—0.02%
44,423	Energy Select Sector SPDR Fund	1,330,469
	Sector Fund - Technology—2.17%
1,136,679	VanEck Vectors Semiconductor ETF	198,009,482
	Telephone - Integrated—0.31%
992,339	AT&T Inc.	28,291,585
	Transport - Services—0.23%
203,644	C.H. Robinson Worldwide Inc.	20,810,380
	Total United States (proceeds $1,836,445,946)	$1,684,144,137
	Total Common Stocks (proceeds $2,435,322,247)	$2,256,808,862
	Total Securities Sold, Not Yet Purchased (proceeds $2,435,322,247)	$2,256,808,862

ADR	American Depositary Receipt
ETF	Exchange Traded Funds
REITS	Real Estate Investment Trusts
SPDR	Standard & Poor’s Depositary Receipts

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (concluded)

September 30, 2020
Securities Sold,	Percentage of
Not Yet Purchased – By Industry	Net Assets (%)
Advertising Agencies	0.30
Advertising Services	0.93
Airlines	0.25
Apparel Manufacturers	0.33
Automobile – Cars / Light Trucks	1.90
Commercial Banks Non-US	0.78
Commercial Services – Finance	0.28
Computer Data Security	1.68
Computer Software	0.37
Cosmetics & Toiletries	1.33
Cruise Lines	0.19
Diversified Banking Institutions	0.28
Diversified Manufacturing Operations	0.12
E-Commerce / Products	0.29
E-Commerce / Services	0.07
Educational Software	0.08
Electric – Integrated	0.33
Electronic Components – Semiconductors	0.53
Enterprise Software / Services	0.87
Entertainment Software	0.12
Finance – Credit Card	1.02
Footwear & Related Apparel	0.06
Gas – Distribution	0.31
Health & Biotechnology	0.72
Human Resources	0.11
Internet Content – Entertainment	1.04
Internet Content – Information / Networks	0.32
Internet Security	0.55
Investment Management / Advisory Services	0.51
Medical – Drugs	0.15
Metal – Aluminum	0.01
Motorcycle / Motor Scooter	0.19
Office Automation & Equipment	0.03
Real Estate Management / Services	0.09
Real Estate Operations / Development	0.24
REITS – Apartments	0.14
REITS – Diversified	0.05
REITS – Health Care	0.75
REITS – Office Property	1.33
REITS – Regional Malls	0.22
REITS – Shopping Centers	0.33
REITS – Storage	0.35
Rental Auto / Equipment	0.04
Retail – Apparel / Shoes	0.46
Retail – Arts & Crafts	0.08
Retail – Bedding	0.03
Retail – Home Furnishings	0.08
Retail – Major Department Stores	0.20
Retail – Miscellaneous / Diversified	0.11
Retail – Regional Department Stores	0.50
Retail – Restaurants	0.10
Sector Fund – Energy	0.02
Sector Fund – Technology	2.17
Semiconductor Equipment	0.68
Telephone – Integrated	0.31
Transport – Services	0.23
Web Hosting Design	0.20
Total Securities Sold, Not Yet Purchased	24.76%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF WRITTEN OPTIONS

Notional			September 30, 2020
Amount (USD)	Contracts		Fair Value
		Written Options—0.48%
		Equity Options—0.48%
		Equity Call Options—0.48%
		United States—0.48%
		Sector Fund - Technology—0.48%
		iShares Expanded Tech-Software Sector ETF,
$122,155,000	4,442	11/20/2020, $275.00	$18,656,400
		iShares Expanded Tech-Software Sector ETF,
18,396,000	657	11/20/2020, $280.00	2,496,600
65,760,000	4,384	VanEck Vectors Semiconductor ETF, 11/20/2020, $150.00	11,617,600
67,962,600	4,442	VanEck Vectors Semiconductor ETF, 11/20/2020, $153.00	10,705,220
		Total United States (premiums received $31,061,035)	$43,475,820
		Total Equity Call Options (premiums received $31,061,035)	$43,475,820
		Equity Put Options—0.00%
		Canada—0.00%
		Internet Application Software—0.00%
31,027,000	437	Shopify Inc, Class A, 11/20/2020, $710.00	$345,230
		Total Canada (premiums received $4,718,168)	$345,230
		Total Equity Put Options (premiums received $4,718,168)	$345,230
		Total Equity Options (premiums received $35,779,203)	$43,821,050
		Total Written Options (premiums received $35,779,203)	$43,821,050

ETF Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF WRITTEN OPTIONS (concluded)

September 30, 2020
Percentage of
Written Options – By Industry	Net Assets (%)
Internet Application Software	0.00
Sector Fund – Technology	0.48
Total Written Options	0.48%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS

			September 30, 2020
			Unrealized
Notional	Maturity		Appreciation /
Amount (USD)	Date*		Depreciation***
	Swap Contracts—3.18%
	Total Return Swap Contracts - Appreciation—3.40%
	Australia—0.25%
	Commercial Banks Non-US—0.25%
$(30,668,260)	12/23/2024	Australia & New Zealand Banking Group Ltd	$8,106,125
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Australia & New Zealand Banking Group Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
(18,326,514)	12/23/2024	Bank of Queensland Ltd	6,888,002
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Bank of Queensland Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.75%**.
(35,695,517)	12/23/2024	Westpac Banking Corp	7,855,743
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Westpac Banking Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Australia		$22,849,870

	Belgium—0.01%
	Medical - Drugs—0.01%
9,708,911	2/26/2024	Galapagos NV	648,471
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Galapagos NV in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%**.
	Total Belgium		$648,471

	Brazil—0.85%
	Commercial Services - Finance—0.08%
(10,058,748)	1/29/2021	Cielo SA	6,705,113
		Agreement with Morgan Stanley, dated 01/30/2019 to deliver the total return of the shares of Cielo SA in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 4.00%**.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2020
			Unrealized
Notional	Maturity		Appreciation /
Amount (USD)	Date*		Depreciation***
	Total Return Swap Contracts - Appreciation (continued)
	Brazil (continued)
	Retail - Discount—0.77%
$111,663,793	1/29/2021	Magazine Luiza SA	$70,495,795
		Agreement with Morgan Stanley, dated 01/30/2019 to receive the total return of the shares of Magazine Luiza SA in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 1.00%**.
	Total Brazil		$77,200,908

	China—0.03%
	Applications Software—0.03%
79,203,228	7/11/2022	Glodon Co Ltd, Class A	2,344,531
		Agreement with Morgan Stanley, dated 07/10/2020 to receive the total return of the shares of Glodon Co Ltd, Class A in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 1.25%**.
	Total China		$2,344,531

	Japan—0.28%
	Electric - Integrated—0.02%
(3,537,655)	3/4/2024	Tokyo Electric Power Co Holdings Inc.	1,961,755
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Tokyo Electric Power Co Holdings Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Office Automation & Equipment—0.24%
(69,361,970)	3/4/2024	Canon Inc	15,109,165
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Canon Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
(6,228,990)	3/4/2024	Konica Minolta Inc	2,238,655
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Konica Minolta Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2020
			Unrealized
Notional	Maturity		Appreciation /
Amount (USD)	Date*		Depreciation***
	Total Return Swap Contracts - Appreciation (continued)
	Japan (continued)
	Office Automation & Equipment (continued)
$(15,390,031)	3/4/2024	Ricoh Co Ltd	$4,635,677
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Ricoh Co Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
			21,983,497
	Photo Equipment & Supplies—0.02%
(7,808,085)	3/4/2024	Nikon Corp	2,078,602
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Nikon Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.75%**.
	Total Japan		$26,023,854

	Spain—0.47%
	Building - Heavy Construction—0.47%
41,906,872	2/26/2024	Cellnex Telecom SA	42,906,888
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Cellnex Telecom SA in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%**.
	Food - Retail—0.00%
(419,840)	2/26/2024	Distribuidora Internacional de Alimentacion SA	292,993
		Agreement with Morgan Stanley, dated 03/03/2014 to deliver the total return of the shares of Distribuidora Internacional de Alimentacion SA in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 18.31%**.
	Total Spain		$43,199,881

	Switzerland—0.02%
	Enterprise Software / Services—0.02%
(17,883,743)	12/11/2023	Temenos AG	1,542,681
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Temenos AG in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.35%**.
	Total Switzerland		$1,542,681

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2020
			Unrealized
Notional	Maturity		Appreciation /
Amount (USD)	Date*		Depreciation***
	Total Return Swap Contracts - Appreciation (continued)
	Taiwan—0.03%
	Computers - Peripheral Equipment—0.03%
$(13,280,563)	3/4/2024	Innolux Display Corp	$2,330,772
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Innolux Display Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.75%**.
	Total Taiwan		$2,330,772

	United Kingdom—0.20%
	Commercial Banks Non-US—0.00%
(2,453,180)	12/11/2023	Standard Chartered PLC	272,130
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Standard Chartered PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.30%**.
	Diversified Banking Institutions—0.08%
(30,005,480)	12/11/2023	HSBC Holdings PLC	7,680,550
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of HSBC Holdings PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.30%**.
	Retail - Major Department Store—0.12%
(16,603,269)	12/11/2023	Marks & Spencer Group PLC	10,594,750
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Marks & Spencer Group PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.30%**.
	Total United Kingdom		$18,547,430

	United States—1.26%
	Private Equity—0.30%
50,753,679	3/4/2024	Carlyle Group Inc	10,536,632
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Carlyle Group Inc in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.45%**.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2020
			Unrealized
Notional	Maturity		Appreciation /
Amount (USD)	Date*		Depreciation***
	Total Return Swap Contracts - Appreciation (continued)
	United States (continued)
	Private Equity (continued)
$65,883,701	3/4/2024	KKR & Co Inc	$16,495,477
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of KKR & Co Inc in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.45%**.
			27,032,109
	Web Portals / ISP—0.96%
113,291,281	3/4/2024	Alphabet Inc, Class A	88,075,810
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Alphabet Inc, Class A in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.45%**.
	Total United States		$115,107,919
	Total Return Swap Contracts - Appreciation ****		$309,796,317

	Total Return Swap Contracts - Depreciation—0.22%
	Australia—0.04%
	Commercial Banks Non-US—0.04%
(52,032,570)	12/23/2024	Commonwealth Bank of Australia	3,811,227
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Commonwealth Bank of Australia in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Australia		$3,811,227

	Brazil—0.00%
	Finance - Other Services—0.00%
100,316,892	1/29/2021	B3 SA - Brasil Bolsa Balcao	256,765
		Agreement with Morgan Stanley, dated 01/30/2019 to receive the total return of the shares of B3 SA - Brasil Bolsa Balcao in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 1.00%**.
	Total Brazil		$256,765

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2020
			Unrealized
Notional	Maturity		Appreciation /
Amount (USD)	Date*		Depreciation***
	Total Return Swap Contracts - Depreciation (continued)
	Denmark—0.01%
	Medical - Drugs—0.01%
$(10,503,298)	2/26/2024	Novo Nordisk A/S, Class B	$458,253
		Agreement with Morgan Stanley, dated 03/03/2014 to deliver the total return of the shares of Novo Nordisk A/S, Class B in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Denmark		$458,253

	Japan—0.00%
	Electric Products - Miscellaneous—0.00%
(1,767,511)	3/4/2024	Casio Computer Co Ltd	19,111
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Casio Computer Co Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Gas - Distribution—0.00%
(11,595,444)	3/4/2024	Osaka Gas Co Ltd	110,165
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Osaka Gas Co Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Japan		$129,276

	Taiwan—0.16%
	Electronic Components - Miscellaneous—0.02%
(14,274,420)	3/4/2024	AU Optronics Corp	1,954,890
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of AU Optronics Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 1.38%**.
	Semiconductor Components - Integrated Circuits—0.14%
(8,501,564)	3/4/2024	United Microelectronics Corp	12,546,922
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of United Microelectronics Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.05%**.
	Total Taiwan		$14,501,812

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2020
			Unrealized
Notional	Maturity		Appreciation /
Amount (USD)	Date*		Depreciation***
	Total Return Swap Contracts - Depreciation (continued)
	United Kingdom—0.01%
	Retail - Apparel / Shoes—0.01%
$(8,997,221)	12/11/2023	Next PLC	$770,591
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Next PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.30%**.

	Total United Kingdom		$770,591
	Total Return Swap Contracts - Depreciation *****		$19,927,924
	Total Swap Contracts, net		$289,868,393

*	Per the terms of the executed swap agreement, no periodic payments are made. A single payment is made upon the maturity of the Total Return Swap Contracts.

**	The financing rate is made up of the Daily Fed Funds Effective Rate plus a variable rate. The Daily Fed Funds Effective Rate is the weighted average interest rate at which depository institutions (banks and credit unions) trade federal funds (balances held at Federal Reserve Banks) with each other overnight. The variable rate indicated is as of September 30, 2020.

***	The value of the Total Return Swap Contracts is the same as the unrealized appreciation/depreciation. For this reason the value has not been broken out separately. Additionally, there were no upfront payments or receipts related to any of the Total Return Swap Contracts transactions.

****	Includes all Total Return Swap Contracts in an appreciated position. The unrealized appreciation of these contracts is included as part of Unrealized appreciation on total return swap contracts in the Statement of Assets and Liabilities.

*****	Includes all Total Return Swap Contracts in a depreciated position. The unrealized depreciation amounts of these contracts is included as part of Unrealized depreciation on total return swap contracts in the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (concluded)

September 30, 2020
Percentage of
Swap Contracts – By Industry	Net Assets (%)
Applications Software	0.03
Building – Heavy Construction	0.47
Commercial Banks Non-U.S.	0.21
Commercial Services – Finance	0.08
Computers - Peripheral Equipment	0.03
Diversified Banking Institutions	0.08
Electric Products - Miscellaneous	0.00
Electric – Integrated	0.02
Electronic Components –
Miscellaneous	(0.02)
Enterprise Software / Services	0.02
Finance – Other Services	0.00
Food – Retail	0.00
Gas – Distribution	0.00
Medical – Drugs	0.00
Office Automation & Equipment	0.24
Photo Equipment & Supplies	0.02
Private Equity	0.30
Retail – Apparel / Shoes	(0.01)
Retail – Discount	0.77
Retail – Major Department Store	0.12
Semiconductor Components –
Integrated Circuits	(0.14)
Web Portals / ISP	0.96
Total Swap Contracts	3.18%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
STATEMENT OF OPERATIONS

For the Year Ended
September 30, 2020
Investment Income
Dividends (net of foreign withholding tax of $1,173,391)	$40,240,928
Interest	34,023,053
Other	73,129
Total investment income	74,337,110
Expenses
Incentive Fee	600,367,181
Management fees	92,781,842
Stock loan fees	56,768,797
Dividends on securities sold, not yet purchased	51,759,739
Distribution and shareholder servicing fees - Class A Shares	37,472,776
Administration fees	2,668,957
Interest expense	2,452,538
Transfer agent fees	915,309
Custody fees	904,662
Professional fees	649,810
Registration fees	384,642
Insurance expense	133,616
Trustees’ fees	90,000
Miscellaneous expense	2,726,430
Total expenses	850,076,299
Net investment loss	(775,739,189)
Net realized gain/(loss) and net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts
Net realized gain/(loss) from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts
Investment securities of unaffiliated issuers	638,498,129
Purchased options	47,495,559
Securities sold, not yet purchased	(259,891,602)
Written options	(32,565,834)
Total return swap contracts	56,326,934
Foreign currency transactions	(395,551)
Net realized gain/(loss) from investment activities, foreign currency transactions, written options, purchased options and total return
swap contracts	449,467,635
Net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts
Investment securities of unaffiliated issuers	2,365,418,446
Purchased options	78,588,084
Securities sold, not yet purchased	139,391,579
Written options	(8,041,847)
Total return swap contracts	151,696,210
Foreign currency transactions	687,805
Net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, written options, purchased
options and total return swap contracts	2,727,740,277
Net realized gain/(loss) and net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, written options,
purchased options and total return swap contracts	3,177,207,912
Net increase in net assets resulting from operations	$2,401,468,723

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	September 30, 2020	September 30, 2019
From operations:
Net investment loss	$(775,739,189)	$(182,826,691)
Net realized gain/(loss) from investment activities, foreign currency transactions, forward contracts, written options,
purchased options and total return swap contracts	449,467,635	228,318,479
Net change in unrealized appreciation/depreciation from
investment activities, foreign currency transactions, forward contracts, written options, purchased options and total return
swap contracts	2,727,740,277	296,234,458
Net increase/(decrease) in net assets
resulting from operations	2,401,468,723	341,726,246
Distributions to shareholders:
Class A ($0.6523 and $0.6982 per share for each period
respectively)	(129,307,405)	(117,226,461)
Class W ($0.6523 and $0.6982 per share for each period
respectively)	(37,310,329)	(28,275,583)
Net decrease in net assets resulting from
distributions to shareholders	(166,617,734)	(145,502,044)
From transactions in shares:
Proceeds from sales of shares
Class A	2,007,078,302	515,135,761
Class W	758,279,650	201,753,713
Total proceeds from sale of shares	2,765,357,952	716,889,474
Reinvestment of distributions
Class A	124,087,736	111,868,046
Class W	29,975,545	19,259,159
Total reinvestment of distributions	154,063,281	131,127,205
Payment for shares repurchased
Class A	(141,871,055)	(134,017,358)
Class W	(26,415,637)	(33,797,026)
Total payment for shares repurchased	(168,286,692)	(167,814,384)
Exchange of shares
Class A	(11,430,430)	(21,056,793)
Class W	11,430,430	21,056,793
Total exchange of shares	—	—
Net increase/(decrease) in net assets from
transactions in shares	2,751,134,541	680,202,295
Net increase/(decrease) in net assets	4,985,985,530	876,426,497
Net assets at beginning of period	4,128,537,763	3,252,111,266
Net assets at end of period	$9,114,523,293	$4,128,537,763

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
STATEMENT OF CASH FLOWS

For the Year Ended
September 30, 2020
Cash flows from operating activities
Net increase in net assets resulting from operations	$2,401,468,723
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Proceeds from sales of long-term investment securities	10,055,944,105
Purchases of long-term investment securities	(12,408,552,361)
Proceeds from long-term securities sold short, not yet purchased	10,084,213,434
Cover of long-term securities sold short, not yet purchased	(9,990,512,821)
Proceeds from sales of short-term investment securities	402,080,823
Purchases of short-term investment securities	(564,982,476)
Proceeds from sales of short-term purchased options	2,147,155,786
Purchases of short-term purchased options	(2,496,303,065)
Proceeds from sales of long-term purchased options	4,016,662
Purchases of long-term purchased options	(21,635,176)
Premiums received from short-term written options	71,005,627
Cover of short-term written options	(67,792,258)
Proceeds from swap contracts	56,326,934
Net realized gain/(loss) from investment activities, foreign currency transactions,
written options, purchased options and total return swaps	(449,467,635)
Net change in unrealized (appreciation)/depreciation from investment activities, foreign currency transactions, written options, purchased options and total
return swaps	(2,727,740,277)
Changes in assets and liabilities related to operations:
Increase in receivable for investment securities sold	(402,707,675)
Decrease in deposits at brokers for securities sold, not yet purchased	383,155,248
Increase in cash collateral received for total return swap contracts	(144,730,000)
Decrease in due from brokers	7,060,054
Increase in variation margin receivable	(6,208,393)
Increase in dividends receivable	(705,328)
Decrease in interest receivable	1,649,844
Increase in other assets	(15,975)
Increase in accrued incentive fees	510,942,782
Increase in payable for investment securities purchased	365,574,096
Increase in due to brokers	206,296,541
Increase in management fees payable	5,843,033
Decrease in stock loan fee payable	(39,048)
Increase in distribution and shareholders servicing fees payable	2,206,457
Increase in dividends payable on securities sold, not yet purchased	460,436
Increase in administration fees payable	516,451
Increase in professional fees payable	103,634
Increase in miscellaneous expenses payable	600,451
Decrease in variation margin payable	(757,817)
Decrease in due to custodian	(1,811,290)
Net cash used in operating activities	(2,577,340,474)

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
STATEMENT OF CASH FLOWS (concluded)

For the Year Ended
September 30, 2020
Cash flows from financing activities
Net proceeds from sale of shares	$2,765,357,952
Distributions to shareholders, including the change in withdrawals payable	13,527,936
Payment for shares repurchased	(168,286,692)
Net cash provided by financing activities	2,610,599,196
Effect of exchange rate on cash	292,254
Net change in cash and cash equivalents and restricted cash	33,550,976
Cash and cash equivalents and restricted cash at beginning of period	78,941,099
Cash and cash equivalents and restricted cash at end of period	$112,492,075
Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$2,667,631
Supplemental Disclosure of Non-Cash Financing Activities
Distributions to shareholders	$(166,617,734)
Reinvestment of distributions	$154,063,281

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2020

1. Organization

ACAP Strategic Fund (the “Fund”) was organized as a Delaware statutory trust in June 2009. The Fund commenced operations on March 1, 2010. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a closed-end management investment company and operates as a diversified company. The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, offers to repurchase between 5% – 25% of its outstanding shares at their net asset value as of or prior to the end of each fiscal quarter. SilverBay Capital Management LLC serves as the investment adviser of the Fund (the “Adviser”). The Adviser is controlled by its sole member, Alkeon Capital Management, LLC (“Alkeon”). Each of the Adviser and Alkeon are registered with the SEC as an investment adviser.

The Fund’s investment objective is to achieve maximum capital appreciation. The Fund pursues this objective by investing its assets primarily in publicly-traded equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. The Fund also pursues its objective by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also borrow money for investment purposes (leverage). The use of short sales and leverage are speculative investment practices and involve a high degree of risk.

The Fund is authorized to issue an unlimited number of shares of beneficial interest (“Shares”), $0.001 par value. The minimum initial investment in the Fund by an investor is $50,000. Minimum subsequent investments must be at least $5,000 (including a sales load, if applicable). Investors may be charged a sales load up to a maximum of 3% on the amount they invest in Class A Shares. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. Shares may only be purchased through, and with funds drawn on, an investor’s brokerage account with brokers or dealers retained by Breakwater Group Distribution Services, LLC (the “Underwriter”) to act as selling agents to assist in the distribution of Shares (“Selling Agents”). Class A Shares are subject to distribution and shareholder servicing fees and Selling Agents who do not charge a front end load may charge their clients transaction fees or other transaction charges in such amounts as they may determine (which may be higher or lower, in the aggregate than a front end load). Unlike Class A Shares, Class W Shares are not subject to any sales load or distribution and shareholder servicing fees. Class W Shares may be purchased through, and with funds drawn on, an investor’s “wrap-fee” account with a registered broker dealer or registered investment adviser retained by the Underwriter or the Adviser, as applicable, and whose financial advisor recommends their investment in the Fund. Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth of more than $2,100,000 (excluding the value of the primary residence of such person and any debt secured by such property up to its current market value) or otherwise satisfy the definition of a “qualified client” under the Investment Advisers Act of 1940. Under certain circumstances (including where a Class A shareholder may be eligible to invest in Class W Shares), and only as authorized by the Underwriter or the Fund, Class A Shares may be exchanged for Class W Shares. Any such exchange would generally not be a taxable event for U.S. federal income tax purposes. If shares are exchanged, such transactions shall not be considered a repurchase from the Fund triggering a Fiscal Period (as defined below) end for purpose of calculation of the Incentive Fee (as defined below). As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding Shares at their net asset value at regular intervals. Currently, the Fund intends to offer to repurchase 25% of its outstanding Shares as of or prior to the end of each fiscal quarter. However, repurchase offers in excess of 5% of the Fund’s outstanding Shares for any particular fiscal quarter are entirely within the discretion of the Board of Trustees of the Fund (the “Board”) and, as a result, there can be no assurance that the Fund will make repurchase offers for amounts in excess of 5% of the outstanding Shares for any particular fiscal quarter.

Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their net asset value per share. Shares will be issued at the net asset value per share next computed after acceptance of an order to purchase shares. Purchase orders for shares sold in connection with a monthly offering must be received prior to the close of business on the day of the month specified by the Underwriter (typically the last business day of the month).

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2020 (continued)

1. Organization (continued)

Purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load, if applicable) as of the first business day of the next month following submission of an investor’s purchase order. The Fund reserves the right to suspend or terminate the offering of shares at any time.

The Board has overall responsibility for the management and supervision of the operations of the Fund. The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The persons comprising the Board (the “Trustees”) are not required to invest in the Fund or to own Shares. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (hereafter referred to as “Authoritative Guidance”) requires the Adviser to make estimates and assumptions in determining the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Net increase in net assets resulting from operations, as presented in the Statement of Operations, with the exception of the distribution and shareholder servicing fee, is allocated pro rata between Class A and Class W Shares based on the net asset value of each share class as compared to the Fund’s net asset value overall on a monthly basis. The distribution and shareholder servicing fee is allocated only to Class A Shares.

The Fund qualifies as an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services—Investment Companies and, therefore, is applying the specialized accounting and reporting guidance therein.

The following is a summary of the significant accounting policies of the Fund:

a. Revenue Recognition

Securities transactions, including related revenue and expenses, are recorded on a trade date basis. The Fund employs the specific identification method of inventory accounting. Dividends are recorded on the ex-dividend date, net of foreign withholding tax, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income and expense are recorded on the accrual basis. Dividends on securities sold, not yet purchased are an expense to the Fund. Such amounts are recorded on the ex-dividend date as Dividends on securities sold, not yet purchased on the Statement of Operations. The Fund amortizes premium and accretes discount on bonds using the effective yield method.

b. Portfolio Valuation

The value of the net assets of the Fund is determined on each business day as of the close of regular business of the New York Stock Exchange in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2020 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

Domestic and foreign exchange-traded equity securities (including listed warrants) traded upon or dealt in one or more domestic or foreign securities exchanges are valued at their official closing price as reported on their primary exchange.

Domestic non-exchange traded equity securities are valued at their last reported price.

Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above, as well as dividends on the reference equity security and accrued swap interest since the day of opening the position.

Fixed income, including convertible bonds, is generally valued using an evaluated bid price provided by an independent pricing agent. Evaluated bid prices provided by the pricing agent may be determined without exclusive reliance on quoted bid prices and may reflect factors such as relative credit information, observed market movements, sector news, maturity, reported trade frequencies and other market data. Money market instruments with a remaining maturity of 60 days or less may be valued at amortized cost (purchase price or last valuation, as applicable, adjusted for accretion of discount or amortization of premium) unless the Adviser believes another valuation is more appropriate.

Options traded upon or dealt in one or more domestic or foreign securities exchanges are valued at their last reported bid price as reported on such exchange(s). Non-exchange traded options and currency options are valued using a combination of observable inputs and models.

Forward contracts are traded on the over-the-counter market. Forward contracts are valued using observable inputs, such as currency exchange rates or commodity prices, applied to notional amounts stated in the applicable contracts.

When market quotations are not readily available, if a market quotation is “stale”, or when the valuation methods mentioned above are not reflective of the fair value of an asset or a liability, fair value will be determined in good faith based on observable and unobservable inputs relevant to the valuation of the asset under the oversight of the Board (“Fair Value Determination”).

The Adviser monitors the continuing appropriateness of the valuation methodology being used for each security and other investment.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be subject to Fair Value Determination taking into account the aforementioned factors, in good faith pursuant to procedures adopted by the Board. For the year ended September 30, 2020, no portfolio securities or liabilities were subject to Fair Value Determination.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2020 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

The Fund follows ASC Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) for fair value measurement. ASC Topic 820 establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. ASC Topic 820 establishes three levels of inputs that may be used to measure fair value. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Over-the-counter financial derivative instruments, such as forward contracts and total return swaps, derive their values from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These derivative contracts that use valuation techniques and observable inputs as described above and in further detail below and have an appropriate level of market activity are categorized within Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

Additional information on the investments can be found in the Schedule of Investments, the Schedule of Purchased Options, the Schedule of Securities Sold, Not Yet Purchased, Schedule of Written Options and the Schedule of Swap Contracts.

The following table summarizes the fair value of assets and liabilities by the ASC Topic 820 fair value hierarchy levels as of September 30, 2020.

				Balance
	Level 1	Level 2	Level 3	September 30, 2020
Assets
Investment Securities
Common Stocks	$10,140,186,320	$55,639	$—	$10,140,241,959
Short-Term Securities	364,188,541	—	—	364,188,541
Purchased Options	785,897,320	15,060,980	—	800,958,300
Unrealized Appreciation on
Total Return Swap Contracts	—	309,796,317	—	309,796,317
Total Assets	$11,290,272,181	$324,912,936	$—	$11,615,185,117

Liabilities
Securities Sold, Not Yet Purchased
Common Stocks	$2,256,808,862	$—	$—	$2,256,808,862
Written Options	43,821,050	—	—	43,821,050
Unrealized Depreciation on
Total Return Swap Contracts	—	19,927,924	—	19,927,924
Total Liabilities	$2,300,629,912	$19,927,924	$—	$2,320,557,836

c. Cash and Cash Equivalents

The Fund considers all financial instruments that mature within three months of the date of purchase as cash equivalents. At September 30, 2020 the Fund held $77,951,541 in cash equivalents in a BNY Mellon overnight interest-bearing account, $17,962 in U.S. Dollars, $3,295,328 in U.S. Dollars restricted cash and $31,227,244 in foreign currency cash balances. These amounts are presented in the Statement of Assets and Liabilities as cash and cash equivalents. Money market accounts are not subject to federally insured bank deposit limits.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2020 (continued)

2. Significant Accounting Policies (continued)

c. Cash and Cash Equivalents (continued)

The Fund maintains cash in bank deposit accounts which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

As further discussed in Note 2.f., as of September 30, 2020 the Fund has additional cash and cash equivalents on deposit with brokers primarily to satisfy margin and short sale requirements.

d. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with Authoritative Guidance. To the extent these differences are permanent, such amounts are reclassified within the capital account based on their federal tax basis treatment; temporary differences do not require such reclassification.

e. Income Taxes

Each year the Fund intends to operate in a manner to qualify as, and has elected to be treated as, a regulated investment company under subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Also, the Fund intends to distribute each year substantially all of its net investment company taxable income and net realized capital gains, if any, to shareholders and therefore not be required to pay federal income taxes. Accordingly, no provision for federal income or excise tax is required.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received.

f. Due to/from Brokers and Custodian

Due to/from brokers consists of U.S. dollar and foreign currency cash balances held at the Fund’s prime brokers (Morgan Stanley & Co., Inc., Merrill Lynch Professional Clearing Corp. and Credit Suisse Securities (USA) LLC). The Fund is charged interest on cash it borrows at agreed upon rates with its prime brokers. The amount due from brokers primarily represents receivables for funds held by the broker which result from cash proceeds from the unwinding of swap positions and other trades. It is the Fund’s policy to monitor the credit standing of the broker and other financial institutions with which it conducts business. Due to custodian consists of debit cash balances generated through trading activities held at the Fund’s custodian, The Bank of New York Mellon (the “Custodian”). All amounts due to brokers and custodians will be paid within one year.

Cash balances held at the Fund’s prime brokers that result from proceeds of securities sold, not yet purchased are presented as part of deposits at brokers for securities sold, not yet purchased in the Statement of Assets and Liabilities.

Due to brokers also includes the obligation to return cash collateral received from a counterparty due to the appreciation in the fair market value of the fund’s swap instruments, as further discussed in Note 2.g.

g. Cash Collateral Received for Total Return Swap Contracts and Variation Margin Receivable/Payable

Cash is paid/received periodically (subject to certain thresholds) to/from the counterparty due to the appreciation or depreciation in the fair market values of the Fund’s swap instruments. Settled payments are recorded as Cash Collateral Received for total return swap contracts in the Statement of Assets and Liabilities. Variation Margin Receivable/Payable represents the amount of such payments due from/to counterparty which have not been settled in the Statement of Assets and Liabilities. As of September 30, 2020, the amount of such cash collateral received was $283,660,000 and the amount of Variation Margin Receivable was $6,208,393 as presented in the Statement of Assets and Liabilities. See also Note 12 below.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2020 (continued)

2. Significant Accounting Policies (continued)

h. Receivable for Investment Securities Sold and Payable for Investment Securities Purchased

Receivable for investment securities sold and Payable for investment securities purchased represents trades that occurred prior to the end of the Fiscal Period but have not settled as of the end of the Fiscal Period (as defined below). These amounts are presented in the Statement of Assets and Liabilities.

It’s the Fund’s policy to monitor the credit risk of the brokers with which it conducts business.

3. Management Fee

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and has the effect of reducing the net asset value of the Fund. For the year ended September 30, 2020, Management Fees totaled $92,781,842, included in the Statement of Operations, of which $11,142,943 remained payable to the Adviser at the end of the reporting period and is included on the Statement of Assets and Liabilities.

4. Incentive Fee

The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”). The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (defined below) exceed the balance of the loss carryforward account (described below), without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a Share repurchase offer by the Fund.

For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of Shares repurchased during the Fiscal Period (excluding Shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional Shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of Shares issued during the Fiscal Period (excluding any Shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund).

Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund.

“Fiscal Period” means each period ending on the Fund’s fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a Share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period for purposes of calculating the Incentive Fee due (if any) on Shares being tendered for repurchase.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2020 (continued)

4. Incentive Fee (continued)

The Incentive Fee is payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that is credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited (but not below zero) with the amount of any net profits of the Fund for that Fiscal Period. This is sometimes known as a “high water mark.” The loss carryforward account is also reduced by: (i) the payment by the Fund of any dividend or other distribution to Shareholders (unless the full amount thereof is reinvested in Shares of the Fund); and (ii) any repurchase by the Fund of its Shares.

For the year ended September 30, 2020, Incentive Fees earned by the Adviser amounted to $600,367,181, which is presented in the Statement of Operations, of which $596,172,467 remained payable at the end of the reporting period as presented in the Statement of Assets and Liabilities.

5. Distribution and Shareholder Servicing Fees

The Board has approved, and the Fund has adopted, a distribution and service plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and the related servicing of shareholders. Under the plan, Class A Shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling Shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of the Class A Shares of the Fund (the “Distribution and Shareholder Servicing Fees”). Distribution and Shareholder Servicing Fees are accrued daily as an expense of the Fund. Class W Shares of the Fund are not subject to the Distribution and Shareholder Servicing Fees.

For the year ended September 30, 2020, Distribution and Shareholder Servicing Fees amounted to $37,472,776 and is included in the Statement of Operations. At September 30, 2020, $4,401,575 remained payable as distribution and shareholder servicing fees as presented in the Statement of Assets and Liabilities.

6. Administration Fee, Related Party Transactions and Other

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund. BNY Mellon also provides transfer agency services to the Fund and is paid a minimum of $20,000 per annum for such services. In consideration of the administration and accounting services, the Fund pays BNY Mellon a monthly asset-based fee that includes the regulatory administration fee, which is not anticipated to exceed .08% of the Fund’s average net assets. The Fund also reimburses BNY Mellon for certain out-of-pocket expenses. For the year ended September 30, 2020, administration fees amounted to $2,668,957, as presented in the Statement of Operations. At September 30, 2020, $1,179,777 of administration fees remained payable, as presented in the Statement of Assets and Liabilities, representing four months’ worth of such fees. Morgan Stanley Fund Services USA LLC (“MSFS”) also provides certain additional reporting (non-distribution) services to the Fund. In consideration for such services, the Fund pays MSFS an amount not anticipated to exceed .01% of the Fund’s average net assets per year.

The Custodian serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2020 (continued)

6. Administration Fee, Related Party Transactions and Other (continued)

The Fund’s distributor is Breakwater Group Distribution Services LLC (“Breakwater”). Alkeon, the sole member of the Adviser, is the non-managing member of Breakwater, a broker-dealer that employs certain of Alkeon’s employees. Breakwater, an underwriter under the federal securities laws, serves as Underwriter of the Fund’s Shares on a best efforts basis. Pursuant to the terms of the Underwriter’s distribution agreement with the Fund, the Underwriter may retain Selling Agents to assist in the distribution of Shares. As described in Note 5 above and in the Fund’s prospectus, Distribution and Shareholder Servicing Fees are used to compensate Selling Agents and are generally not retained by Breakwater.

Each Independent Trustee receives an annual retainer of $45,000 plus reimbursement of reasonable out of pocket expenses. Trustees who are “interested persons” do not receive any annual or other fee from the Fund. Trustees who are “interested persons” are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred in performing their duties. The Officers of the Fund serve without compensation. Please see Note 16 for more information.

7. Indemnifications and Financial Guarantees

The Fund has entered into several contracts that contain routine indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has had no claims or payments pursuant to these or prior agreements, and the Fund believes the likelihood of a claim being made is remote. Other than the foregoing, the Fund has no other commitments or contingencies.

8. Securities Transactions

Aggregate purchases and sales of long-term investment securities for the year ended September 30, 2020 amounted to $12,408,552,361 and $10,055,944,105, respectively. For the year ended September 30, 2020, there were no transactions of government securities.

9. Borrowings

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund (which do not include securities sold, not yet purchased and derivative transactions), subject to limitations of the 1940 Act, will not exceed 33⅓ percent of the Fund’s total assets. Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowing for investment purposes (a practice known as “leverage”) is a speculative investment practice and involves certain risks.

Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per Share. The Fund’s investment program makes frequent use of leverage.

For the year ended September 30, 2020, the average daily amount of such borrowings was $36,881,355 and the daily weighted average annualized interest rate was 2.50%. At September 30, 2020, the total amount of such borrowings was $63,818,017, presented as part of due to brokers in the Statement of Assets and Liabilities.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2020 (continued)

10. Transactions in Shares

Transactions in Shares were as follows:

	For the Year Ended		For the Year Ended
	September 30, 2020 Shares		September 30, 2019 Shares
	Class A	Class W	Class A	Class W
Shares at the beginning of the year	191,151,522	53,737,645	162,447,134	37,334,526
Shares sold	91,339,913	45,843,971	30,210,800	15,838,842
Shares reinvested	6,762,274	2,202,465	7,704,411	1,781,606
Shares repurchased	(6,392,837)	(1,629,898)	(8,034,842)	(2,788,310)
Shares exchanged *	(553,979)	745,173	(1,175,981)	1,570,981
Net increase (decrease)	91,155,371	47,161,711	28,704,388	16,403,119
Shares at the end of the year	282,306,893	100,899,356	191,151,522	53,737,645
____________________

*	For the year ended September 30, 2020 and year ended September 30, 2019, $11,430,430 and $21,056,793 represents the value of Class A and W Shares exchanged, in the aggregate, respectively. Different Share amounts are due to different net asset values between the Share classes.

As of September 30, 2020, the Adviser and its affiliates own 11,802.391 Class A Shares of the Fund.

11. Principal and Non-Principal Fund Investment Practices and Their Risks

Although the Fund’s principal investment strategy is to invest primarily in publicly traded equity securities of U.S. and foreign companies, the Fund may invest its assets in other types of securities and in other asset classes when, in the judgment of the Adviser (subject to any policies established by the Board), such investments present opportunities for the Fund to achieve maximum capital appreciation, taking into account the availability of equity investment opportunities, market conditions, the relative risk/reward analysis of other investments compared to equity securities, and such other considerations as the Adviser deems appropriate.

The Fund may effect short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. For example, the Fund may “short” a security of a company if the Adviser believes the security is over-valued in relation to the issuer’s prospects for earnings growth. In addition, the Fund may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. At times, the Fund may be exposed significantly to short positions and, as a result, the dollar value of short positions in the portfolio could exceed the dollar value of long positions.

To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Thus, short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, where in the case of a short sale, there is no limit on the loss that may be incurred. The Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as Dividends on securities sold, not yet purchased on the Statement of Operations. In accordance with the terms of its prime brokerage agreement, the Funds may be charged a fee on borrowed securities. Such fees are calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The fees are presented as Stock loan fees on the Statement of Operations. There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur, and the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the Fund’s investment portfolio. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Fund. In addition, the Fund, as a result of certain short sale transactions, may recognize short term capital gain.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2020 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

The Fund’s short sales have the effect of leveraging the Fund’s assets. The Fund may also generate leverage through engaging in securities lending. The Fund’s use of total return swaps can also expose the Fund to leveraged investment exposure. During periods of volatility, regulators may impose certain restrictions or disclosure requirements on short sales. The levels of restriction and disclosure may vary across different jurisdictions. Such restrictions and disclosure requirements may make it difficult for the Adviser to express its negative views in relation to certain securities, companies or sectors, which may have an adverse effect on the Fund’s ability to implement its investment strategy.

Authoritative guidance on disclosures about derivative instruments and hedging activities requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The realized gain/(loss) on swap contracts and foreign currency transactions is reflected on the Statement of Operations within these financial statements. The net change in unrealized appreciation/ depreciation on swap contracts is reflected on the Statement of Operations within these financial statements. The net change in unrealized appreciation/depreciation on foreign currency transactions is reflected on the Statement of Operations within these financial statements as a component of the net change in unrealized appreciation/ depreciation from investment activities and foreign currency transactions. Option contracts serve as components of the Fund’s investment strategies and are utilized to structure investments to enhance the performance of the Fund.

Foreign (Non-U.S.) Risk – Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

The Coronavirus outbreak has been declared a pandemic by the World Health Organization and recently has spread to the United States and many other parts of the world and may adversely affect the value and the performance of the Fund’s investments. The outbreak of the Coronavirus (“COVID-19”) continues to exist both in the U.S. and globally, and related government and private sector responsive actions may adversely affect the Fund’s investments. The extent to which COVID-19 impacts the Fund’s results will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions taken to contain it or treat its impact.

a. Bonds and Other Fixed-Income Securities

The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. For these purposes, “fixed-income securities” are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity (i.e., market risk).

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2020 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

a. Bonds and Other Fixed-Income Securities (continued)

The Fund may also invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality.

The Fund may also invest in convertible bonds.

Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund does not expect to invest more than 15% of its net assets in non-convertible debt securities. The Fund’s investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

At September 30, 2020, the Fund held no positions of the above-mentioned investments.

b. Exchange Traded Funds and Other Similar Instruments

The Fund may purchase retail shares of exchange-traded funds (“ETFs”) that are registered under the 1940 Act and retail shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these shares. Transactions in Traded Funds may be used in seeking maximum capital appreciation or for hedging purposes. Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their shares at net asset value in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day (i.e., retail shares).

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser considers the expenses associated with an investment in determining whether to invest in a Traded Fund.

At September 30, 2020, the fair value of the above-mentioned investments was $(263,363,494) and is presented as part of securities sold, not yet purchased on the Statement of Assets and Liabilities.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2020 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

c. Temporary Investments; U.S. Government Securities Risk

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation (“FDIC”); and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

The Fund may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market debt securities, or to maintain such liquidity as may be necessary to effect repurchases of shares from shareholders or for other purposes.

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s Share price or yield could fall. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund’s Shares are guaranteed by the FDIC or any other government agency, or that the price of the Fund’s Shares will not continue to fluctuate.

At September 30, 2020, the fair value of the above-mentioned investments was $364,188,541 and is presented as part of investments in securities on the Statement of Assets and Liabilities.

d. Total Return Swaps

The Adviser may use total return swaps to pursue the Fund’s investment objective of maximum capital appreciation. The Adviser may also use these swaps for hedging purposes. A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated notional amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps, total return swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund’s investment exposure to the particular interest rate, currency, commodity or equity involved.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security index or market.

Most swap agreements entered into by the Fund require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2020 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

d. Total Return Swaps (continued)

The Fund is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss generally consists of the net amount of payments that the Fund contractually is entitled to receive and/or the termination value at the end of the contract, which may be different than the amounts recorded on the Statement of Assets and Liabilities. Total return swaps are non-income producing instruments.

The Fund’s total return swap contract counterparty is Morgan Stanley & Co., Inc.

At September 30, 2020, the net amount of the fair value of the above-mentioned investments was $289,868,393 and is presented as unrealized appreciation on total return swap contracts and unrealized depreciation on total return swap contracts on the Statement of Assets and Liabilities.

e. Call and Put Options on Individual Securities

The Fund may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security. A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books or with the Fund’s custodian to fulfill the obligation undertaken.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. The Fund may also invest in so-called “synthetic” options or other derivative instruments written by broker-dealers.

Options transactions may be effected on securities exchanges or in the over-the-counter market. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options, including options on currencies. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded over-the-counter or on a securities exchange. These transactions involve risks consisting of counterparty credit risk and leverage risk.

At September 30, 2020, the net fair value of the above-mentioned investments was $742,076,270 and is presented as part of purchased options and as written options in the Statement of Assets and Liabilities.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2020 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

f. Foreign Currency Transactions

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in the net change in unrealized appreciation/depreciation from investment activities and foreign currency transactions and in net realized gain/(loss) from investment activities on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

The Fund may enter into forward contracts for hedging and non-hedging purposes to pursue its investment objective. These contracts represent obligations to purchase or to sell a specified amount of currency at a future date and at a specified price agreed to by the parties at the time they enter into the contracts and allow the Fund to “lock in” the U.S. dollar prices of securities. However, there may be an imperfect correlation between the securities being purchased or sold and the forward contracts entered into, and there is a risk that a counterparty will be unable or unwilling to fulfill its obligations under the forward contract.

At September 30, 2020, the Fund held no positions of the above-mentioned investments.

The Fund may also seek to hedge against the decline in the value of a currency or, to the extent applicable, to enhance returns, through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or over-the-counter markets. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

At September 30, 2020, the fair value of the currency options was $15,060,980 and is presented as part of purchased options in the Statement of Assets and Liabilities.

12. Balance Sheet Offsetting

In the normal course of business, the Fund enters into derivative transactions subject to enforceable master netting agreements. International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions and related collateral entered into by the Fund and its counterparties. The Fund has entered into ISDA Master Agreements with all of its counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of termination or default.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2020 (continued)

12. Balance Sheet Offsetting (continued)

Events of termination include conditions that may entitle the Fund/counterparty to elect to terminate an agreement early and cause the settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate a contract early could be material to the financial statements.

In an event of default (i.e. the Fund/counterparty a) fails to post collateral, b) fails to comply with any restrictions or provisions, or c) fails to comply with or perform any agreement or obligation), the counterparty/Fund has the right to set-off any amounts payable by the Fund/counterparty with respect to any obligations against any posted collateral or the cash equivalent of any posted collateral. Further, the counterparty/Fund has the right to liquidate, sell, pledge, re-hypothecate, or dispose of such posted collateral to satisfy any outstanding obligations.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options, and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund/counterparty. Generally, the amount of collateral due to/from a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from the counterparty’s non-performance.

The Fund has elected to not offset eligible financial instruments in the Statement of Assets and Liabilities pursuant to the ISDA Master Agreements.

The Fund’s derivative agreements contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Fund’s NAV over a specified time period. If an event occurred at September 30, 2020 that triggered a contingent feature, the counterparty to the agreement may require the Fund to post additional collateral or terminate the derivative positions and demand payment. Any collateral already posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivative agreements with credit-risk related contingent features would be the total value of derivative instruments in a net liability position for the Fund as of September 30, 2020, as disclosed in the table below. The aggregate fair value of cash and securities posted as collateral as of September 30, 2020 was $354,286,991. If the credit-risk-related contingent features were triggered at the end of the reporting period, no additional collateral would be required to be posted.

At September 30, 2020, no event occurred that triggered a credit-risk-related contingent feature.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2020 (continued)

12. Balance Sheet Offsetting (continued)

Offsetting of Financial Assets and Derivative Assets

Gross Amounts Not
	Gross Amount of			Offset in the Statement of
	Recognized Assets			Assets and Liabilities
	Presented in the				Cash or Securities
	Statement of Assets	Gross	Net Amounts	Financial	Collateral	Net
	and Liabilities	Amounts Offset	of Assets	Instruments	Received (a)	Amount
Total return swap
contracts	$309,796,317	$(19,927,924)	$289,868,393	$—	$289,868,393	$—
Purchased
options	$800,958,300	$—	$800,958,300	$—	$—	$800,958,300

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts Not
	Gross Amount of			Offset in the Statement of
	Recognized Liabilities			Assets and Liabilities
	Presented in the				Cash or Securities
	Statement of Assets	Gross	Net Amounts	Financial	Collateral	Net
	and Liabilities	Amounts Offset	of Liabilities	Instruments	Pledged (a)	Amount
Total return swap
contracts	$19,927,924	$(19,927,924)	$—	$—	$—	$—
Written
options	$43,821,050	$—	$43,821,050	$—	$—	$43,821,050
____________________

(a)

As of September 30, 2020, the total amount of cash or securities collateral received/pledged is more than the amount reported due to over-collateralization. As of September 30, 2020 the amount of cash or securities collateral received from the counterparty is $283,660,000 and is included as part of cash collateral received for total return swap contracts in the Statement of Assets and Liabilities. The amount of cash or securities collateral pledged to the counterparty is $354,286,991. Securities collateral pledged to the counterparty is based off of notional exposure. The amount of collateral pledged to the counterparty is currently included in the Dreyfus Treasury & Agency Cash Management, Institutional investment, as noted within the Schedule of Investments.

The fair value of derivative instruments as of September 30, 2020 was as follows:

	Fair Value on the
	Statement of Assets and Liabilities
		Foreign
Asset derivatives not accounted for as hedging instruments	Equity Risk	Exchange Risk
Total return swap contracts (a)	$309,796,317	$—
Purchased options (b)	785,897,320	15,060,980
Total	$1,095,693,637	$15,060,980

	Fair Value on the
	Statement of Assets and Liabilities
		Foreign
Liability derivatives not accounted for as hedging instruments	Equity Risk	Exchange Risk
Total return swap contracts (c)	$19,927,924	$—
Written options (d)	43,821,050	—
Total	$63,748,974	$—

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2020 (continued)

12. Balance Sheet Offsetting (continued)

(a)	Presented as part of unrealized appreciation on total return swap contracts in the Statement of Assets and Liabilities.

(b)	Presented as part of purchased options, at fair value in the Statement of Assets and Liabilities.

(c)	Presented as part of unrealized depreciation on total return swap contracts in the Statement of Assets and Liabilities.

(d)	Presented as part of written options, at fair value in the Statement of Assets and Liabilities.

Effect of derivative instruments trading activities for the year ended September 30, 2020:

	Realized gain/(loss) recognized on
	the Statement of Operations
		Foreign
Derivatives not accounted for as hedging instruments	Equity Risk	Exchange Risk
Total return swap contracts (a)	$56,326,934	$—
Purchased options (b)	51,146,281	(3,650,722)
Written options (c)	(32,565,834)	—
Total	$74,907,381	$(3,650,722)

(a)	Presented as part of net realized gain/(loss) from total return swap contracts in the Statement of Operations.

(b)	Presented as part of net realized gain/(loss) from purchased options in the Statement of Operations.

(c)	Presented as part of net realized gain/(loss) from written options in the Statement of Operations.

	Net change in unrealized gain/(loss) recognized on the
	Statement of Operations
		Foreign
Derivatives not accounted for as hedging instruments	Equity Risk	Exchange Risk
Total return swap contracts (a)	$151,696,210	$—
Purchased options (b)	83,993,104	(5,405,020)
Written options (c)	(8,041,847)	—
Total	$227,647,467	$(5,405,020)

(a)	Presented as part of net change in unrealized appreciation/depreciation from total return swap contracts in the Statement of Operations.

(b)	Presented as part of net change in unrealized appreciation/depreciation from purchased options in the Statement of Operations.

(c)	Presented as part of net change in unrealized appreciation/depreciation from written options in the Statement of Operations.

The average volume of derivative activities for the year ended September 30, 2020 are as follows:

Derivative
Derivatives not accounted for as hedging instruments	Volume
Total return swap contracts (a)	$91,893,779
Purchased options (b)	513,960,984
Written options (c)	(13,391,744)

(a)	Average notional cost basis of the underlying securities within each total return swap contract at the end of each month of the Fiscal Period.

(b)	Average cost basis of the purchased options at the end of each month of the Fiscal Period.

(c)	Average cost basis of the written options at the end of each month of the Fiscal Period.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2020 (continued)

13. Federal Tax Information

During the year ended September 30, 2020, taxable gain differs from net increase in net assets resulting from operations primarily due to: (1) unrealized gain/(loss) from investment activities and foreign currency transactions, as investment gains and losses are not included in taxable income until they are realized; (2) deferred wash sales losses and loss deferrals on unsettled short positions; (3) net deferral of qualified late year losses; (4) deferred straddle losses; and (5) net operating losses.

Net capital losses recognized by the Fund may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. As of September 30, 2020, the Fund had no capital loss carryovers available to offset possible future capital gains. Under federal tax law, capital loss realized after October 31, 2019 and certain ordinary losses realized after December 31, 2019 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended September 30, 2020, the Fund incurred and elected to defer qualified late-year ordinary loss of $660,953,593.

As of September 30, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income:	$—
Undistributed long-term capital gains:	431,161,723
Accumulated realized capital and other losses:	(660,953,593)
Net unrealized appreciation/depreciation:	4,107,025,350
Total	$3,877,233,480

As of September 30, 2020, the aggregate unrealized appreciation/depreciation and the aggregate cost of investment securities for tax purposes, including securities sold, not yet purchased, options, forward contracts and swap contracts were as follows:

Excess of value over tax cost gross appreciation	$3,801,184,991
Excess of tax cost over value gross depreciation	(162,942,483)
Net unrealized appreciation	$3,638,242,508

Cost of total investments for income tax purposes	$7,659,104,445

The authoritative guidance requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. The permanent differences are primarily attributable to the write-off of net investment loss. For the year ended September 30, 2020, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

	Increase	Increase
	Undistributed	Accumulated
Decrease	Net Investment	Realized
Paid-in-Capital	Income/(Loss)	Gain/(Loss)
$(223,778,130)	$276,647,875	$(52,869,745)

During the years ended September 30, 2020, and September 30, 2019, the tax character of the dividends paid by the Fund was $166,617,734 long-term capital gains and $145,502,044 long-term capital gains, respectively.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2020 (continued)

13. Federal Income Tax Information (continued)

ASC Topic 740 Accounting for Uncertainty in Income Taxes (“ASC Topic 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Fund’s financial statements. ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC Topic 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. In accordance with authoritative guidance, management has analyzed the Fund’s tax positions for the open tax years from 2016 through 2019, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not record any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date. At September 30, 2020, the Fund had no deferred tax liability.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2020 (continued)

14. Financial Highlights

The following table includes selected data for a share outstanding throughout the periods shown.

			Class A
	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2020	2019	2018	2017	2016
Net asset value per Share,
beginning of period	$17.84	$17.06	$16.26	$13.67	$12.56
Income from investment operations (a):
Net investment income/(loss)	(2.73)	(0.87)	(0.80)	(1.15)	(0.58)
Net realized and net change in unrealized gain/(loss)
from investment activities, foreign currency
transactions, forward contracts, purchased
options and total return swaps	11.03	2.35	1.96	3.90	1.72
Total income/(loss) from
investment operations	8.30	1.48	1.16	2.75	1.14
Distributions to shareholders:
Total distributions
to shareholders	(0.65)	(0.70)	(0.36)	(0.16)	(0.03)
Net asset value per Share, end of period	$25.49	$17.84	$17.06	$16.26	$13.67
Total return—gross (b) (c) (d)	57.87%	11.93%	8.81%	25.24%	11.20%
Total return—net (b) (c) (d)	47.96%	9.60%	7.27%	20.38%	9.08%
Ratios/supplemental data:
Net assets (dollars in thousands),
end of period	7,195,574	3,410,060	2,770,900	2,036,070	1,598,802
Average net assets (dollars in thousands), end of
period	4,996,367	3,035,975	2,434,394	1,736,959	1,634,591
Ratio of expenses to average net assets (d) (e)	13.92%	7.29%	6.37%	9.60%	6.03%
Ratio of net investment income/(loss) to average net
assets (d) (e)	(12.71%)	(5.19%)	(4.73%)	(7.93%)	(4.45%)
Ratio of incentive fee to average
net assets (c) (d)	9.73%	2.42%	1.67%	4.76%	1.96%
Ratio of expenses without incentive fee to average
net assets (d) (e)	4.19%	4.87%	4.70%	4.84%	4.07%
Ratio of expenses without incentive fee, dividend
& interest expense and security trading related
expenses to average net assets (d) (e)	2.38%	2.40%	2.40%	2.37%	2.44%
Ratio of net investment income/(loss) without incentive
fee to average net assets (d) (e)	(2.98%)	(2.77%)	(3.06%)	(3.17%)	(2.49%)
Portfolio turnover on investments
in securities (c)	149%	94%	125%	85%	86%
Average debt ratio (e)	0.60%	0.32%	0.29%	0.18%	0.21%
Average commission rate paid	$0.03	$0.04	$0.04	$0.04	$0.02

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2020 (continued)

14. Financial Highlights (continued)

			Class W
	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2020	2019	2018	2017	2016
Net asset value per Share, beginning of period	$13.37	$12.89	$12.28	$10.29	$9.39
Income from investment operations (a):
Net investment income/(loss)	(1.91)	(0.55)	(0.50)	(0.80)	(0.40)
Net realized and net change in unrealized gain/(loss)
from investment activities, foreign currency
transactions, forward contracts, purchased
options and total return swaps	8.21	1.73	1.47	2.95	1.33
Total income/(loss) from investment operations	6.30	1.18	0.97	2.15	0.93
Distributions to shareholders:
Total distributions to shareholders	(0.65)	(0.70)	(0.36)	(0.16)	(0.03)
Net asset value per Share, end of period	$19.02	$13.37	$12.89	$12.28	$10.29
Total return—gross (b) (c) (d)	57.91%	12.52%	9.35%	25.92%	11.36%
Total return—net (b) (c) (d)	49.08%	10.42%	8.09%	21.25%	9.92%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	1,918,949	718,477	481,211	235,260	156,121
Average net assets (dollars in thousands),
end of period	1,189,663	583,106	357,231	189,788	95,122
Ratio of expenses to average net assets (d) (e)	13.02%	6.44%	5.55%	8.98%	5.62%
Ratio of net investment income/(loss) to average
net assets (d) (e)	(11.84%)	(4.34%)	(3.89%)	(7.30%)	(4.05%)
Ratio of incentive fee to average net assets (c) (d)	9.61%	2.32%	1.58%	4.86%	2.28%
Ratio of expenses without incentive fee to average
net assets (d) (e)	3.41%	4.12%	3.97%	4.12%	3.34%
Ratio of expenses without incentive fee, dividend
& interest expense and security trading related
expenses to average net assets (d) (e)	1.63%	1.65%	1.65%	1.63%	1.68%
Ratio of net investment income/(loss) without
incentive fee to average net assets (d) (e)	(2.23%)	(2.02%)	(2.31%)	(2.44%)	(1.77%)
Portfolio turnover on investments in securities (c)	149%	94%	125%	85%	86%
Average debt ratio (e)	0.60%	0.32%	0.29%	0.18%	0.21%
Average commission rate paid	$0.03	$0.04	$0.04	$0.04	$0.02
____________________

(a)	Per Share amounts presented are based on the average monthly Shares outstanding throughout the period indicated.

(b)

Total return gross/net of incentive fee is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c)	Non-annualized for periods less than one year.

(d)	The computation of such ratios for an individual shareholder may vary from these ratios due to timing of capital activity.

(e)	Annualized for periods of less than one year.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2020 (continued)

15. New Accounting Pronouncements

On August 28, 2018, FASB issued Accounting Standards Update 2018-13 (the “ASU”), which changes the fair value measurement disclosure requirements of ASC 820. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. The Adviser has evaluated the impact of the adoption of the ASU on the Fund’s financial statements and related disclosures and has found that there is no material impact on them. The financial statements presented are in compliance with the ASU.

16. Subsequent Events

Subsequent to September 30, 2020, and through November 20, 2020, the Fund had capital subscriptions of $411,973,396 and $174,238,201 in Class A shares and Class W shares, respectively.

In November 2020, the Board approved an increase in the annual retainer for each Independent Trustee to $57,500, effective for fiscal year 2021.

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited)

Disclosure of Portfolio Holdings: The Fund files a Form N-PORT with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year. For the Fund, this would be for the fiscal quarters ending December 31 and June 30. Form N-PORT includes a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s N-PORT filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities: A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling your financial advisor, or calling collect (212) 716-6840, or on the SEC’s website at http://www.sec.gov.

Supplemental Tax Information: If during the year you would like information on estimated capital gains, please contact the Fund at (212) 716-6840.

Consideration and Renewal of Investment Advisory Agreement

At a meeting held via videoconference on September 16, 2020, the Board of Trustees of ACAP Strategic Fund (the “Board”) approved renewing the investment advisory agreement between ACAP Strategic Fund, a Delaware statutory trust (the “Fund”), and SilverBay Capital Management, LLC, a Delaware limited liability company (the “Adviser”) (the “Advisory Agreement”), for an additional one-year period. Also, by a unanimous vote, the members of the Board (the “Trustees”) who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Trustees”) separately voted to renew the Advisory Agreement. The Board observed that the SEC has provided temporary relief from the in-person approval requirements for Advisory Agreement renewals as a result of the ongoing COVID-19 pandemic, and agreed that the circumstances outlined in the temporary relief order were present.

In considering whether to renew the Advisory Agreement, the Board reviewed various materials from the Adviser, which included: (i) information concerning the services rendered to the Fund by the Adviser over the past year; (ii) the investment performance of the Fund and of other accounts managed by the Adviser, including comparative performance information, (iii) the fees and expenses of the Fund, and comparative expense information, including fees charged by the Adviser to other accounts, (iv) information on the profitability of the Adviser and its affiliates, taking into account their cost of providing services, and (v) other benefits to the Adviser from its relationship with the Fund. The Independent Trustees were represented in their review by experienced counsel they reasonably believed satisfied the SEC’s standards as “independent legal counsel.” In particular, the Board considered the following:

(a) The Nature, Extent and Quality of Services Provided by the Adviser

The Trustees reviewed various presentations the Adviser provided to the Board regarding its services to the Fund. In connection with the broad scope of investment advisory services provided to the Fund, the Board discussed, in detail, with representatives of the Adviser, the performance of the Fund’s investments in relation to the Fund’s stated investment objective and policies. In this regard, the Board also considered the experience of the individuals responsible for the day-to-day management and operation of the Fund’s assets, including personnel of the Adviser and Alkeon Capital Management, LLC (“Alkeon”), the Adviser’s sole member, in managing funds and accounts with the same strategy (and similar strategies) as that of the Fund. The Board noted that the Adviser, or Alkeon, provides, at its own expense, facilities necessary for the operation of the Fund, and it makes certain of its personnel available to serve as the senior officers of the Fund, including the Chief Compliance Officer, the Principal Executive Officer and the Principal Financial Officer. The Trustees considered the Adviser’s performance of its obligations to provide oversight of third-party service providers and to monitor compliance with applicable Fund policies and procedures and adherence to its investment restrictions. The Board also considered the Adviser’s representations regarding the adequacy of its financial condition and its financial wherewithal to provide quality services to the Fund, and the representations, in this regard, by Alkeon, in its capacity as sole member of the Adviser, including its commitment to providing or making available to the Adviser, on an ongoing basis, adequate resources (including capital and personnel) so as to provide meaningful and appropriate support for the operations of the Adviser, including enabling it to perform its obligations, and provide quality services, to the Fund. The Board found it was reasonable to expect that the Fund would continue to receive the services required from the Adviser under the Advisory Agreement and expressed satisfaction with the nature, extent and quality of services theretofore provided.

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited) (continued)

(b) Investment Performance of the Fund and Adviser

In connection with the evaluation of the services provided by the Adviser, the Trustees reviewed the historical investment performance generated by the Adviser for those investment vehicles, such as the Fund, managed by Mr. Panayotis (“Takis”) Sparaggis, the principal portfolio manager of the Fund and the lead member of the Adviser’s Investment Team. With respect to the Fund, the Trustees observed that the Fund’s investment performance during calendar year 2019 had outperformed the MSCI World and MSCI All Country World Indices.

(c) Cost of the Services Provided and Profits Realized by the Adviser from its Relationship with the Fund

The Trustees reviewed the cost of services provided by the Adviser and the fees paid under the Advisory Agreement. The Board noted that under the Advisory Agreement the Fund pays the Adviser a fixed management fee of 1.50% and a performance-based incentive fee in an amount equal to 20% of the amount by which the Fund’s net profits exceed the balance of a loss carryforward account. The Board considered the mechanics of the incentive fee, noting that it will continue to be paid (if earned) at the close of the Fund’s fiscal year, as well as each time the Fund conducts a share repurchase offer and the incentive fee has been earned, but only with respect to the portion of the Fund’s assets subject to repurchase (i.e., only shareholders who tender their shares pay any incentive fee). The Trustees further noted that any incentive fee is calculated and accrued daily as a liability of the Fund and this is reflected in the Fund’s net asset value on a daily basis. The Trustees also considered information showing a comparison of the advisory fees and expense ratio of the Fund with the fees and expenses of a comparable 1940 Act-registered closed-end continuously-offered fund with a single manager, as well as fees of other funds and accounts advised or sub-advised by Alkeon. The Board noted that the Fund’s expense ratio was lower than the comparable fund’s ratio presented in the materials and noted that it was satisfied that the proposed fee structure was within the range of fees charged to other similar funds, including other funds and accounts managed by Alkeon. The Board also observed that a 1.75%/20% or 2%/20% management fee/incentive fee combination was charged by many alternative fund managers, noting the lower 1.50% management fee charged by the Adviser to the Fund. Based on its review, the Board concluded that the level of the management fee and the incentive fee were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Trustees then considered the expenses incurred and profits realized by the Adviser and its affiliates from the relationship with the Fund. The Board observed that the profitability of the Adviser decreased slightly as compared to the prior year. Based on the data provided, the Trustees concluded that the Adviser’s profitability level was not excessive.

(d) The Extent to Which Economies of Scale Would be Realized as the Closed-End Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale

The Trustees noted that economies of scale may be realized when a fund’s assets increase significantly. The Trustees observed that the Fund has benefitted moderately from economies of scale in non-management expenses over the past five years, noting, for example, the fact that administrative fees have decreased as the asset base has grown. The Trustees determined that they would revisit economies of scale as appropriate.

(e) Other Benefits

The Trustees then considered the potential direct and indirect benefits to the Adviser and its affiliates from its relationship with the Fund.

Conclusion

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the fee structure under the Advisory Agreement to be fair and reasonable in light of the services provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved renewal of the Advisory Agreement for an additional one-year period.

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited)

Trustees and Officers

The identity of the Trustees, and brief biographical information regarding each Trustee, is set forth below. For more information on the Fund’s Trustees and Officers, please see the Statement of Additional Information (SAI), which is available without charge, upon request, by calling collect (212) 716-6840.

Independent Trustees

Number of
				Portfolios	Other
			Principal	in Fund	Trusteeships/
	Position(s)	Term of Office	Occupation(s)	Complex*	Directorships
	with the	and Length of	During Past	Overseen by	Held by
Name and Age	Fund	Time Served	5 Years	Trustee	Trustee
William F. Murphy, 62	Trustee	Indefinite/Since Inception	Real estate agent (residential real estate, 2015 to Present). Previously, Mr. Murphy was a senior executive in the derivatives trading group of an international investment bank.	One	None
Jorge Orvananos, 51	Trustee	Indefinite/Since Inception	President, GFR Signals, LLC (financial advisory firm, 2011 to Present). Previously, Mr. Orvananos was an investment analyst at a financial advisory firm.	One	None

The address of each independent Trustee is 350 Madison Avenue, 20th Floor, New York, New York 10017.

*	“Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

ACAP STRATEGIC FUND
Fund Management
(Unaudited) (continued)

Interested Trustees*

Number of
				Portfolios	Other
			Principal	in Fund	Trusteeships/
	Position(s)	Term of Office	Occupation(s)	Complex*	Directorships
	with the	and Length of	During Past	Overseen by	Held by
Name and Age	Fund	Time Served	5 Years	Trustee	Trustee
Gregory D. Jakubowsky, 48	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Chief Executive Officer, Mainsail Group, LLC (broker-dealer, 2003 to 2015); Chief Executive Officer, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	One	None
____________________

*	“Interested person” of the Fund or the Adviser, as defined by the 1940 Act. Mr. Jakubowsky is an interested person of the Fund due to, among other things, his position as an officer of the Fund.
**	“Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

ACAP STRATEGIC FUND
Fund Management
(Unaudited) (continued)

In accordance with the Fund’s agreement and declaration of trust (the “Declaration of Trust”), the Board has selected the following persons to serve as officers of the Fund:

Officers

Number of
			Principal	Portfolios
	Position(s)	Term of Office	Occupation(s)	in Fund
	with the	and Length of	During Past	Complex
Name and Age	Fund	Time Served	5 Years	Overseen
Gregory D. Jakubowsky, 48	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Chief Executive Officer, Mainsail Group, LLC (broker-dealer, 2003 to 2015); Chief Executive Officer, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	One
George Mykoniatis, 50	Treasurer and Principal Financial Officer	Indefinite/Since Inception	Chief Financial Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Chief Compliance Officer, Mainsail Group, LLC (broker-dealer, 2002 to 2015); Principal, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	One
Jennifer Shufro, 45	Chief Compliance Officer, Chief Legal Officer, Vice President and Secretary	Indefinite/Since March 2015	Managing Director, Alkeon Capital Management, LLC (investment management firm, 2012 to Present); Chief Compliance Officer, SilverBay Capital Management LLC (investment management firm, 2015 to Present).	One

The address of each Officer is 350 Madison Avenue, 20th Floor, New York, New York 10017.

ACAP STRATEGIC FUND
PRIVACY NOTICE

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of ACAP Strategic Fund (the “Fund”) with respect to the collection, sharing and protection of non-public personal information of the Fund’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Fund. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Fund’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

SILVERBAY CAPITAL MANAGEMENT LLC
(“SilverBay”)
PRIVACY POLICY

SilverBay, the investment adviser to ACAP Strategic Fund, does not disclose nonpublic personal information about its clients, former clients, prospective clients, clients’ investors, prospective clients’ investors or former clients’ investors to third parties other than as described below. This Privacy Policy sets forth the policies of SilverBay with respect to the collection, sharing and protection of non-public personal information of SilverBay’s clients, former clients, client’s investors, prospective clients’ investors and former clients’ investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Policy carefully to understand what SilverBay does.

SilverBay collects personal information about its clients (such as names, addresses, social security or tax identification numbers, assets and income) in the course of doing business with its clients, from documents that its clients may deliver to it or its agent. SilverBay may use this information to provide advisory services to its clients, to open an account for its clients, to process a transaction for a clients’ account or otherwise in furtherance of its business. To service its clients’ accounts and effect transactions, SilverBay may provide its clients’ personal information to its affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist it in servicing its clients’ accounts and have a need for such information, such as a broker or fund administrator. SilverBay may also disclose such information to service providers and financial institutions with which it has marketing arrangements.

SilverBay requires third party service providers and financial institutions with which it has marketing arrangements to protect the confidentiality of its clients’ information and to use the information only for the purposes for which SilverBay discloses the information to them. SilverBay does not otherwise provide information about its clients to outside firms, organizations or individuals except to its attorneys, accountants and auditors and as permitted by law.

SilverBay does not disclose any nonpublic, personal information about its clients, former clients, prospective clients, clients’ investors, prospective clients’ investors or former clients’ investors to third parties, except as permitted or required by law. SilverBay maintains physical, electronic and procedural safeguards to protect such information, and limits access to such information to those employees who require it in order to provide products or services to its clients.

If you have any questions regarding SilverBay’s privacy policy, please contact Jennifer Shufro at (212) 716-6575.

Item 2. Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees (the "Board") has determined that Jorge Orvananos is qualified to serve as an audit committee financial expert serving on the Audit Committee of the Board (the "Audit Committee") and that he is "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $156,880 for 2020 and $153,700 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are $44,520 for 2020 and $21,200 for 2019. These services related to the review of the Registrant's semi-annual, unaudited financial statements and registration statement.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $13,780 for 2020 and $8,480 for 2019. This represents tax work related to annual audited financial statements, the fund’s tax filings as required by the Internal Revenue Service, and tax planning advice.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2019.

(e)(1)	The Registrant's Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, (i) all audit and non–audit services that the Registrant's independent auditors provide to the Registrant and (ii) all non-audit services that the Registrant's independent auditors provide to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; provided that the Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee prior to their ratification by the Audit Committee.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $13,780 for 2020 and $8,480 for 2019.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Registrant to SilverBay Capital Management LLC (the “Adviser”) as part of the Adviser’s management of the Fund pursuant to the advisory agreement between the Registrant and the Adviser. The Adviser has adopted proxy voting policies and procedures to ensure that it votes proxies in a manner that serves the best interests of its clients, including the Registrant. The following is a summary of the Adviser’s proxy voting policies and procedures.

The Adviser has entered into an agreement with Institutional Shareholder Services Inc. (“ISS”), an independent third party, for ISS to provide the Adviser with its research and recommendations on proxies and to facilitate the electronic voting of proxies. The Adviser has adopted ISS’s proxy voting policies and procedures (the “ISS Policies”) in order to ensure that it votes proxies in the best interests of its clients. The Adviser has instructed ISS to vote all proxies in accordance with the ISS Policies, unless instructed by the Adviser to vote otherwise.

The Adviser instructs each custodian for its client accounts (including the Registrant) to deliver to ISS all proxy solicitation materials that the custodian receives for that client account. The Adviser (or its designee, which may include an administrator to a client account) provides to ISS a listing of securities held “long” in each client account as of the 15th and last day of each month to enable ISS to use reasonable efforts to confirm that ISS has received all proxy solicitation materials concerning such securities.

The Adviser, through ISS, will vote proxies on behalf of client accounts. ISS evaluates all proxy solicitation material and other facts it deems relevant and may seek additional information from the party soliciting the proxy and independent corroboration of such information when ISS considers it appropriate and when it is reasonably available. The Adviser has instructed ISS to make voting decisions on behalf of each client account based on the proxy voting guidelines that ISS provides to the Adviser, subject to certain exceptions in the event of conflicts of interests. The Adviser may override ISS’s voting decisions if the Adviser deems it in the best interests of the client account. The Adviser has instructed ISS to use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be reported on Form N-PX and be made available no later than August 31 of each year. Such information can be obtained (i) without charge, upon request, by calling the Fund at (212) 716-6840 and (ii) at the SECs website at http://www.sec.gov.

Due to the size and nature of the Adviser’s operations and the Adviser’s limited affiliations in the securities industry, the Adviser does not expect that material conflicts of interest will arise between the Adviser and a client account over proxy voting. The Adviser recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Adviser or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. Notwithstanding the possibility of such a material conflict arising, the Adviser believes that it places the interests of client accounts ahead of the Adviser’s own interest by following ISS’s recommendations in such circumstances (unless directed otherwise by a client).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this filing, Mr. Panayotis ("Takis") Sparaggis serves as the Fund's principal Portfolio Manager and the lead member of the Adviser’s Investment Team, and has served as the Fund’s principal Portfolio Manager since the Fund's inception. Mr. Sparaggis is the controlling person and Chief Investment Officer of Alkeon Capital Management, LLC ("Alkeon"), which is the sole member of the Adviser. From May 1995 until he established Alkeon in January 2002, Mr. Sparaggis was associated with CIBC World Markets Corp. ("CIBC WM") and its predecessor, Oppenheimer & Co., Inc., where he was a Managing Director. From January 1996 to December 2001, Mr. Sparaggis also was a Senior Portfolio Manager for Oppenheimer Investment Advisers ("OIA"), an investment management program offered by CIBC WM, and was then responsible for OIA's MidCap Managed Account Portfolios. From 1993 until joining Oppenheimer & Co., Inc. in 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage.

(a)(2)

Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of September 30, 2020, Mr. Sparaggis managed or was a member of the management team for the following client accounts other than the Fund:

No. of
			Accounts	Total Assets in
			where	Accounts where
	Total		Advisory Fee	Advisory Fee is
Type of	No. of Accounts		is Based on	Based on
Accounts	Managed	Total Assets	Performance	Performance
Registered
Investment	1	$3,266,155,349	1	$3,266,155,349
Companies:
Other Pooled
Investment	8	$9,251,492,912	8	$9,251,492,912
Vehicles:
Other Accounts:	-	-	-	-

Conflicts of Interests

The investment activities of the Adviser and its affiliates for their own accounts and for other accounts they manage (collectively, "Other Accounts") give rise to conflicts of interest that may disadvantage the Registrant. The Registrant has no interest in these other activities of the Adviser and its affiliates. As a result of the foregoing, the persons that manage the Registrant’s investments and their associated investment firms and their affiliates: (i) will be engaged in substantial activities other than on behalf of the Adviser and the Registrant, (ii) will have differing economic interests in respect of such activities, (iii) may have conflicts of interest in allocating their time and activity between the Registrant and Other Accounts, and (iv) will have conflicts of interest in allocating investment opportunities between the Registrant and Other Accounts. The Adviser has adopted policies and procedures to attempt to mitigate these conflicts

The persons that manage the Registrant’s investments and their associated investment firms and their affiliates will devote only so much of their time to the management of the Registrant’s investments as in their judgment is necessary and appropriate.

There may be circumstances under which the Adviser or its associated firms will cause one or more of their Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Registrant’s assets. There also may be circumstances under which the Adviser or its associated firms will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Registrant, or vice versa. It is the Adviser’s policy, to the extent practicable, to allocate investment opportunities to the Registrant and the Other Accounts fairly and equitably over time. The Adviser will not purchase securities or other property from, or sell securities or other property to, the Registrant.

(a)(3)

Compensation Structure of Portfolio Manager(s) or Management Team Members

Mr. Sparaggis' compensation consists of periodic draws and the income from the profits of Alkeon, the sole member of the Adviser, derived by him as its controlling principal. The level of Alkeon's profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Registrant and other advisory clients.

(a)(4)

Disclosure of Securities Ownership

As of September 30, 2020, Mr. Sparaggis did not own directly any shares of the Fund. (This does not take into account Mr. Sparaggis' position as controlling principal of the Adviser's sole member.)

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Board, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The Registrant's principal executive and principal financial officers have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ACAP Strategic Fund

By (Signature and Title)*	/s/ Gregory D. Jakubowsky
Gregory D. Jakubowsky, President and Principal Executive Officer
(principal executive officer)

Date	December 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory D. Jakubowsky
Gregory D. Jakubowsky, President and Principal Executive Officer
(principal executive officer)

Date	December 4, 2020

By (Signature and Title)*	/s/ George Mykoniatis
George Mykoniatis, Treasurer and Principal Financial Officer
(principal financial officer)

Date	December 4, 2020

* Print the name and title of each signing officer under his or her signature.